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                                                                    EXHIBIT 10.9

                            AMERICREDIT MASTER TRUST

                   Class A-1 Floating Rate Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                      Class S Swingline Asset Backed Notes
                    Class B Floating Rate Asset Backed Notes
                    Class C Floating Rate Asset Backed Notes
                    Class D Floating Rate Asset Backed Notes
                    Class E Floating Rate Asset Backed Notes

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                           SECOND AMENDED AND RESTATED
                                    INDENTURE

                          Dated as of November 5, 2003

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                                  BANK ONE, NA
                       Trustee and Trust Collateral Agent

                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                              Administrative Agent

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                SECOND AMENDED AND RESTATED INDENTURE dated as of November 5,
2003, among AMERICREDIT MASTER TRUST, a Delaware statutory trust (the "Issuer"), BANK ONE, NA, a national banking association, as trustee (the "Trustee") and Trust Collateral Agent (as defined below), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (the "Administrative Agent").

                WHEREAS, the Issuer, the Trustee and DBNY, as the initial Administrative Agent, are parties to a certain Amended and Restated Indenture dated as of February 22, 2002 (the "Existing Indenture"); and

                WHEREAS, the parties hereto desire to amend and restate the Indenture in the manner, and on the terms and conditions, herein provided.

                NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, each party hereto agrees to amend and restate the Existing Indenture in its entirety as follows for the benefit of the other parties and for the benefit of the Holders of the Issuer's Class A-1 Floating Rate Asset Backed Notes (the "Class A-1 Notes"), the Class A-2 Floating Rate Asset Backed Notes (the "Class A-2 Notes"), the Class S Swingline Asset Backed Notes (the "Class S Notes"), the Class B Floating Rate Asset Backed Notes (the "Class B Notes"), the Class C Floating Rate Asset Backed Notes (the "Class C Notes"), the Class D Floating Rate Asset Backed Notes (the "Class D Notes") and the Class E Floating Rate Asset Backed Notes (the "Class E Notes"; and together with the Class A-1 Notes, the Class A-2 Notes, the Class S Notes, the Class B Notes, the Class C Notes and the Class D Notes, the "Notes").

                As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer has agreed to assign the Collateral (as defined below) as collateral to the Trust Collateral Agent for the benefit of the Trustee on behalf of the Noteholders.

                                 GRANTING CLAUSE

                The Issuer hereby Grants to the Trust Collateral Agent at the Closing Date, for the benefit of the Noteholders, all of the Issuer's right, title and interest in and to (a) the Receivables; (b) an assignment of the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles; (c) any proceeds with respect to the Receivables repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement or repurchased by a Third-Party Lender, pursuant to an Auto Loan Purchase and Sale Agreement, as a result of a breach of representation or warranty in the related Auto Loan Purchase and Sale Agreement;
(d) all rights under any Service Contracts on the related Financed Vehicles; (e) any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors; (f) the Trust Accounts and all funds on deposit from time to time in the Trust Accounts, and in all investments and proceeds thereof and all rights of the Issuer therein (including all income thereon); (g) the Issuer's rights and benefits, but none of its obligations or burdens, under the Master Sale and Contribution Agreement and each

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Sale and Contribution Agreement Supplement entered in connection therewith, including the delivery requirements, representations and warranties and the cure and repurchase obligations of AmeriCredit under the Master Sale and Contribution Agreement and each Sale and Contribution Agreement Supplement entered in connection therewith; (h) all items contained in the Receivable Files and any and all other documents that AmeriCredit keeps on file in accordance with its customary procedures relating to the Receivables, the Obligors or the Financed Vehicles, (i) the Issuer's rights and benefits, but none of its obligations or burdens, under the Sale and Servicing Agreement and each Supplement entered in connection therewith (including all rights of AFC under the Master Sale and Contribution Agreement and each Sale and Contribution Agreement Supplement entered into in connection therewith assigned to the Issuer pursuant to the Sale and Servicing Agreement); (j) the Issuer's rights and benefits, but none of its obligations or burdens, under any Interest Rate Hedge; and (k) all present and future claims, demands, causes and choses of action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

                The foregoing Grant is made in trust to the Trust Collateral Agent, for the benefit of the Trustee on behalf of the Noteholders. The Trust Collateral Agent hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the end that the interests of such parties, recognizing the priorities of their respective interests may be adequately and effectively protected.

                                   ARTICLE I.

                   Definitions and Incorporation by Reference

                SECTION 1.1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Annex A hereto or the Trust Agreement.

                SECTION 1.2. Rules of Construction. Unless the context otherwise requires:

                (i)     a term has the meaning assigned to it;

                (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                (iii)   "or" is not exclusive;

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                (iv)    "including" means including without limitation; and

                (v) words in the singular include the plural and words in the plural include the singular.

                                   ARTICLE II.

                                    The Notes

                SECTION 2.1. Form. The Class A-1 Notes, the Class A-2 Notes, the Class S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes in each case together with the Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6 and A-7, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

                The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6 and A-7 are part of the terms of this Indenture.

                The Class A-1 Notes, the Class A-2 Notes, the Class S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes are revolving notes. Additional borrowings may be made under the Notes pursuant to
Section 12.6 and the principal of the Notes may be repaid and reborrowed without penalty pursuant to the terms hereof.

                SECTION 2.2. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                The Trustee shall, upon receipt of Issuer Order, authenticate and deliver Class A-1 Notes, Class A-2 Notes, Class S Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes, each for original issue in an aggregate principal amount set forth in such Issuer Order. The Class A-1 Notes, Class A-2 Notes, Class B Notes, Class C Notes, Class S, Class D and Class

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E Notes outstanding at any time may not exceed such amounts except as provided in Section 12.7.

                The Notes shall be issuable as registered Notes in the minimum denomination of $1,000,000 and in integral multiples thereof (except for one Note of each class which may be issued in a denomination other than an integral multiple of $1,000,000).

                No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                SECTION 2.3. Temporary Notes. Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                SECTION 2.4. Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

                If a Person other than the Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders of the Notes and the principal amounts and number of such Notes.

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                Subject to Sections 2.10 and 2.12 hereof, upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(1) of the UCC are met the Issuer shall execute and upon its request the Trustee shall authenticate and the Noteholder shall obtain from the Trustee, in the name of the designated transferee or transferees, one or more new Notes, in any authorized denominations, of the same class and a like aggregate principal amount.

                At the option of the Noteholder, Notes may be exchanged for other Notes in any authorized denominations, of the same class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, subject to Sections 2.10 and 2.12 hereof, if the requirements of Section 8-401(1) of the UCC are met the Issuer shall execute and upon its request the Trustee shall authenticate and the Noteholder shall obtain from the Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

                All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in the form attached to Exhibits A-1, A-2, A-3, A-4, A-5, A-6 and A-7 duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, and (ii) accompanied by such other documents as the Trustee may require.

                Notwithstanding the foregoing, in the case of any sale or other transfer of a Definitive Note, the transferor of such Definitive Note shall be required to represent and warrant in writing that the prospective transferee either (a) is not (i) an employee benefit plan (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), which is subject to the provisions of Title I of ERISA, (ii) a plan (as defined in section 4975(e)(1) of the Code), which is subject to Section 4975 of the Code, or (iii) an entity whose underlying assets are deemed to be assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity (any such entity described in clauses (i) through (iii), a "Benefit Plan Entity") or (b) is a Benefit Plan Entity and the acquisition and holding of the Definitive Note by such prospective transferee is covered by a Department of Labor Prohibited Transaction Class Exemption. Each transferee of a Book Entry Note that is a Benefit Plan Entity shall be deemed to represent that its acquisition and holding of the Book Entry Note is covered by a Department of Labor Prohibited Transaction Class Exemption.

                No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.

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                The preceding provisions of this section notwithstanding, the
Issuer shall not be required to make and the Note Registrar shall not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

                No Note shall be sold or transferred if, at the time of such sale or transfer, such sale or transfer would result in the beneficial ownership of the Notes exceeding 99 persons (within the meaning of the Investment Company Act of 1940, as amended).

                SECTION 2.5.    Mutilated, Destroyed, Lost or Stolen Notes. If
(i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and
(ii) there is delivered to the Trustee such security or indemnity as may be required by it to hold the Issuer and the Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of
Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may direct the Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

                Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

                Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

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                SECTION 2.6.    Persons Deemed Owner. Prior to due presentment
for registration of transfer of any Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee, may treat the Person in whose name any Note is registered (as of the Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

                SECTION 2.7.    Payment of Principal and Interest.

                (a) The Notes shall accrue interest as provided in the forms of the Class A-1 Note, the Class A-2 Note, the Class S Note, the Class B Note, the Class C Note, the Class D Note, the Class E Note set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6 and A-7, respectively, and such interest shall be due and payable on each Distribution Date (or Interim Distribution Date with respect to the amount of principal being repaid on such date). Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date (or Interim Distribution Date) shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Class D Notes or Class E Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or Interim Distribution Date (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a)) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

                (b) The principal of each Note shall be payable on each Distribution Date or Interim Distribution Date as provided in the Sale and Servicing Agreement and in the forms of the Class A-1 Note, the Class A-2 Note, the Class S Note, the Class B Note, the Class C Note, the Class D Note and the Class E Note set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6 and A-7, respectively. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Trustee or the Class A Required Noteholders, Class B Required Noteholders or the Class C Required Noteholders have declared the Notes to be immediately due and payable in the manner provided in Section 5.2. All principal payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto. Upon written notice from the Issuer, the Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date or Interim Distribution Date, as the case may be, on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date or Interim Distribution Date, as the case may be, and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for

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payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

                (c) Payment of principal and interest on the Class E Notes is subordinated to payment on each Distribution Date and Interim Distribution Date of the principal, interest and other amounts due and payable on the Class A-1 Notes, the Class A-2 Notes, the Class S Notes, the Class B Notes, the Class C Notes and the Class D Notes to the extent set forth in Section 5.5 of the Sale and Servicing Agreement. Payment of principal and interest on the Class D Notes is subordinated to payment on each Distribution Date and Interim Distribution Date of the principal, interest and other amounts due and payable on the Class A-1 Notes, the Class A-2 Notes, the Class S Notes, the Class B Notes and the Class C Notes to the extent set forth in Section 5.5 of the Sale and Servicing Agreement. Payment of principal and interest on the Class C Notes is subordinated to payment on each Distribution Date and Interim Distribution Date of the principal, interest and other amounts due and payable on the Class A-1 Notes, the Class A-2 Notes, the Class S Notes and the Class B Notes to the extent set forth in Section 5.5 of the Sale and Servicing Agreement. Payment of principal and interest on the Class B Notes is subordinated to payment on each Distribution Date and Interim Distribution Date of the principal, interest and other amounts due and payable on the Class A-1 Notes, the Class A-2 Notes and the Class S Notes to the extent set forth in Section 5.5 of the Sale and Servicing Agreement.

                SECTION 2.8. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall timely direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Trustee.

                SECTION 2.9.    Release of Collateral.

                (a) Termination Date. The Trust Collateral Agent shall, on or after the Termination Date, release any remaining portion of the Trust Estate from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Trust Account. The Trust Collateral Agent shall release property from the lien created by this Indenture pursuant to this
Section 2.9 only upon receipt of an Issuer Request accompanied by an Officer's Certificate meeting the applicable requirements of Section 12.1.

                (b) Take-Out Securitization; Other Repurchases. For purposes of selling and transferring Receivables to AmeriCredit, either Seller or third parties in connection with any Take-Out Securitization, or for any other reason, the Issuer may obtain releases of the Trust Collateral Agent's (for the benefit of the Noteholders) security interest in all or any part of the

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Collateral from time to time, provided that (i) immediately after giving effect to any requested release, there exists no Borrowing Base Deficiency, (ii) unless the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class B Principal Balance, the Class C Principal Balance and the Class S Principal Balance have been reduced to zero and interest thereon and other amounts due hereunder with respect thereto have been paid in full, there is no Event of Default or Default, (iii) in selecting Receivables for release in connection with any Take-Out Securitization, the Issuer shall select Receivables in accordance with the eligibility criteria established for such Take-Out Securitization and additionally in accordance with the earliest origination date of all Receivables and (iv) in selecting Receivables for release, the Issuer shall not use any adverse selection procedures with respect to the Receivables released. In addition, the Trust Collateral Agent shall release its lien on the related Receivable in connection with the purchase of such Receivable by the Servicer or by either Seller which is required or permitted under the Sale and Servicing Agreement. Each Receivable released pursuant to either of the two preceding sentences shall be purchased for an amount equal to the Purchase Price with respect thereto (or such other amount as may be provided in the Sale and Servicing Agreement with respect thereto). Each request (a "Transfer Request") for a partial release of Collateral, except in connection with the repurchase by the Servicer or by either Seller under the Sale and Servicing Agreement, shall be in substantially the form of Exhibit D hereto, addressed to the Administrative Agent, the Agents and the Trust Collateral Agent, demonstrating compliance with the third immediately preceding sentence and acknowledging that the receipt of proceeds from such sale or transfer shall be deposited into the Collection Account. Each Transfer Request shall be given by the Issuer to the Trustee and the Administrative Agent before 1:00 p.m. (New York City time) at least two Business Days prior to the requested date of release, and the Administrative Agent shall give notice of any such Transfer Request to the related Agents before 4:00 p.m. (New York City time) on the day it receives such request from the Issuer.

                (c) Transfers. With respect to each Transfer Request that is received by the Agent by 12:00 noon, New York City time, on a Business Day, the Trust Collateral Agent shall use reasonable efforts to review such Transfer Requests and to instruct the Custodian (if AmeriCredit is not the Custodian) to prepare the files, identified in each Transfer Request, for delivery or shipment by 12:00 noon, New York City time on the second succeeding Business Day.

                (d) Continuation of Lien. Unless released in writing by the Trust Collateral Agent, as herein provided, the security interest in favor of the Trust Collateral Agent, for the benefit of the Noteholders, in any item of Collateral shall continue in effect until such time as the Trust Collateral Agent (on behalf of the Noteholders) shall have received payment in full of the proceeds from the sale or transfer of such Collateral to third parties in accordance with this Section 2.9.

                (e) Application of Proceeds; No Duty. Neither of the Trust Collateral Agent nor any Noteholder shall be under any duty at any time to credit Issuer for any amount due from any third party in respect of any purchase of any Collateral contemplated above, until the Trust Collateral Agent has actually received such amount in immediately available funds for deposit to the Collection Account. Neither the Trust Collateral Agent nor any Noteholder shall be under any duty at any time to collect any amounts or otherwise enforce any obligations due from any

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third party in respect of any such purchase of Receivables covered by the release of such portion of Collateral or in respect of a securitization thereof with a third party.

                (f) Representation in Connection with Releases, Sales and Transfers. The Issuer represents and warrants that each request for any release or transfer in connection with Take-Out Securitizations pursuant to Section 2.9(b) shall automatically constitute a representation and warranty to the Noteholders, the Trust Collateral Agent and the Trustee to the effect that immediately before and after giving effect to such release or Transfer Request, there is no Event of Default or Default (including, without limitation any Borrowing Base Deficiency).

                (g) Release of Security Interest. Upon receipt of a Transfer Request or, in connection with the purchase of a Receivable by the Servicer or by a Seller under the Sale and Servicing Agreement, upon the Servicer's written request, and, in each case upon receipt in the Collection Account of proceeds from the related sale or transfer, the Trust Collateral Agent shall promptly release, at the Issuer's expense, such part of Collateral covered in connection with the Transfer Request or such Servicer's request and shall deliver, at the Issuer's expense, the documents and certificates on the released portion of Collateral to the trustee or such similar entity in connection with any release pursuant to Section 2.9(b) or, in connection with the purchase of a Receivable by the Servicer or by a Seller under the Sale and Servicing Agreement; provided that the trustee or such similar entity in connection with any release pursuant to Section 2.9(b) or the Servicer, as the case may be, acknowledges and agrees
(i) that all proceeds thereof, but in an amount not in excess of the Purchase Price with respect thereto, that it receives are held in trust for the Noteholders and are to be paid to the Trust Collateral Agent and (ii) on the date such trustee receives such proceeds, such trustee shall transfer such funds pursuant to instructions from the Trust Collateral Agent. The Trust Collateral Agent shall deposit any such proceeds it receives in the Collection Account.

                SECTION 2.10. Book-Entry Notes. If specified in an Issuer Order, the Class D Notes and/or the Class E Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner with respect to such Notes will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in
Section 2.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to such Note Owners pursuant to Section 2.12:

                (i) the provisions of this Section shall be in full force and effect;

                (ii) the Note Registrar and the Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on such Notes and the giving of instructions or directions hereunder) as the sole Holder of such Notes, and shall have no obligation to such Note Owners;

                (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

                (iv) the rights of such Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on such Notes to such Clearing Agency Participants;

                (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from such Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in such Notes and has delivered such instructions to the Trustee; and

                (vi) Such Note Owners may receive copies of any reports sent to Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Trustee at the Corporate Trust Office.

                SECTION 2.11. Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners with respect to Book Entry Notes, pursuant to Section 2.12, the Trustee shall give all such notices and communications specified herein to be given to the Noteholders to the Clearing Agency, and shall have no obligation to such Note Owners.

                SECTION 2.12. Definitive Notes. If (i) the Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to Notes issued as Book Entry Notes, and the Servicer is unable to locate a qualified successor, (ii) the Servicer at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of any class of Notes issued as Book Entry Notes advise the Trustee through the Clearing Agency in writing that the continuation of a book entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all such Note Owners and the Trustee of the occurrence of any such event and of the availability of Definitive Notes to such Note Owners requesting the same. Upon surrender to the Trustee of the typewritten Note or Notes representing such Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Trustee shall authenticate such Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of such Definitive Notes, the Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

                SECTION 2.13.   Subordination.

                (a) Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders of the Class E Notes agree for the benefit of the Holders of the Class A-1 Notes, the Class A-2 Notes, the Class S Notes, the Class B Notes, the Class C Notes and the Class D Notes that the Class E Notes and the Issuer's rights in and to the Collateral (the "Subordinate Class E Interests") shall be subordinate and junior to the Class A-1 Notes, the Class A-2 Notes, the Class S Notes, the Class B Notes, the Class C Notes and the Class D Notes to the extent and in the manner set forth in this Indenture including, without limitation, as set forth in Section 2.7(c) (and Section 5.5 of the Sale and Servicing Agreement) and hereinafter provided. If any Event of Default has not been cured or waived and acceleration occurs in accordance with Article V, including, without limitation, as a result of an Event of Default specified in
Section 5.1(a)(iii) or (iv), the principal amount of the Class A-1 Notes, the Class A-2 Notes, the Class S Notes, the Class B Notes, the Class C Notes and the Class D Notes shall be paid in full in cash before any further payment or distribution is made on account of the principal amount of the Subordinate Class E Interest. The Holders of the Class E Notes agree, for the benefit of the Holders of the Class A-1 Notes, the Class A-2 Notes, the Class S Notes, the Class B Notes, the Class C Notes and the Class D Notes, not to cause the filing of a petition in bankruptcy against the Issuer for failure to pay to them amounts due under the Class E Notes or hereunder in respect of any such Class E Notes until the payment in full of the Class A-1 Notes, the Class A-2 Notes, the Class S Notes, the Class B Notes, the Class C Notes and the Class D Notes and not before at least one year and one day has elapsed since such payment or, if longer, the applicable preference period then in effect.

                (b) Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders of the Class D Notes agree for the benefit of the Holders of the Class A-1 Notes, the Class A-2 Notes, the Class S Notes, the Class B Notes and the Class C Notes that the Class D Notes and the Issuer's rights in and to the Collateral (the "Subordinate Class D Interests") shall be subordinate and junior to the Class A-1 Notes, the Class A-2 Notes, the Class S Notes, the Class B Notes and the Class C Notes to the extent and in the manner set forth in this Indenture including, without limitation, as set forth in Section 2.7(c) (and Section 5.5 of the Sale and Servicing Agreement) and hereinafter provided. If any Event of Default has not been cured or waived and acceleration occurs in accordance with Article V, including, without limitation, as a result of an Event of Default specified in Section 5.1(a)(iii) or (iv), the principal amount of the Class A-1 Notes, the Class A-2 Notes, the Class S Notes, the Class B Notes and the Class C Notes shall be paid in full in cash before any further payment or distribution is made on account of the principal amount of the Subordinate Class D Interest. The Holders of the Class D Notes agree, for the benefit of the Holders of the Class A-1 Notes, the Class A-2 Notes, the Class S Notes, the Class B Notes and the Class C Notes, not to cause the filing of a petition in bankruptcy against the Issuer for failure to pay to them amounts due under the Class D Notes or hereunder in respect of any such Class D Notes until the payment in full of the Class A-1 Notes, the Class A-2 Notes, the Class S Notes, the Class B Notes and the Class C Notes and not before at least one year and one day has elapsed since such payment or, if longer, the applicable preference period then in effect.

                (c) Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders of the Class C Notes agree for the benefit of the Holders of the Class A-1 Notes, the Class A-2 Notes, the Class S Notes and the Class B Notes that the Class C Notes and the Issuer's rights in and to the Collateral (the "Subordinate Class C Interests") shall be subordinate and junior to the Class A-1 Notes, the Class A-2 Notes, the Class S Notes, and the Class B Notes to the extent and in the manner set forth in this Indenture including, without limitation, as set forth in Section 2.7(c) (and Section 5.5 of the Sale and Servicing Agreement) and hereinafter provided. If any Event of Default has not been cured or waived and acceleration occurs in accordance with
Article V, including, without limitation, as a result of an Event of Default specified in Section 5.1(a)(iii) or (iv), the principal amount of the Class A-1 Notes, the Class A-2 Notes, the Class S Notes and the Class B Notes shall be paid in full in cash before any further payment or distribution is made on account of the principal amount of the Subordinate Class C Interest. The Holders of the Class C Notes agree, for the benefit of the Holders of the Class A-1 Notes, the Class A-2 Notes, the Class S Notes and the Class B Notes, not to cause the filing of a petition in bankruptcy against the Issuer for failure to pay to them amounts due under the Class C Notes or hereunder in respect of any such Class C Notes until the payment in full of the Class A-1 Notes, the Class A-2 Notes, the Class S Notes and the Class B Notes and not before at least one year and one day has elapsed since such payment or, if longer, the applicable preference period then in effect.

                (d) Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders of the Class B Notes agree for the benefit of the Holders of the Class A-1 Notes, the Class A-2 Notes and the Class S Notes that the Class B Notes and the Issuer's rights in and to the Collateral (the "Subordinate Class B Interests"; together with the Subordinate Class E Interests, the Subordinate Class D Interests and the Subordinate Class C Interests, the "Subordinate Interests") shall be subordinate and junior to the Class A-1 Notes, the Class A-2 Notes and the Class S Notes to the extent and in the manner set forth in this Indenture including, without limitation, as set forth in Section 2.7(c) (and Section 5.5 of the Sale and Servicing Agreement) and hereinafter provided. If any Event of Default has not been cured or waived and acceleration occurs in accordance with Article V, including, without limitation, as a result of an Event of Default specified in Section 5.1(a)(iii) or (iv), the principal amount of the Class A-1 Notes, the Class A-2 Notes and the Class S Notes shall be paid in full in cash before any further payment or distribution is made on account of the principal amount of the Subordinate Class B Interest. The Holders of the Class B Notes agree, for the benefit of the Holders of the Class A-1 Notes, the Class A-2 Notes and the Class S Notes, not to cause the filing of a petition in bankruptcy against the Issuer for failure to pay to them amounts due under the Class B Notes or hereunder in respect of any such Class B Notes until the payment in full of the Class A-1 Notes, the Class A-2 Notes and the Class S Notes and not before at least one year and one day has elapsed since such payment or, if longer, the applicable preference period then in effect.

                (e) In the event that notwithstanding the provisions of this Indenture, any holder of any Subordinate Interest shall have received any payment or distribution in respect of such Subordinate Interests contrary to the provisions of this Indenture, then, unless and until the relevant Class or Classes of Notes to which the related Subordinate Interest is subordinated shall have been paid in full in cash in accordance with this Indenture, such payment or distribution shall be received and held in trust for the benefit of, and shall forthwith be paid over and delivered to, the Trustee, which shall pay and deliver the same to the Holders of the relevant Class or Classes of Notes to which the related Subordinate Interest is subordinated in accordance with this Indenture; provided, however, that, if any such payment or distribution is made other than in cash, it shall be held by the Trustee as part of the Collateral and subject in all respects to the provisions of this Indenture, including, without limitation, this Section 2.13.

                (f) Each Registered Owner of Subordinate Interests agrees with all Holders of the relevant Class or Classes of Notes to which the related Subordinate Interest is subordinated that such Holder of Subordinate Interests shall not demand, accept, or receive any payment or distribution in respect of such Subordinate Interests in violation of the provisions of this Indenture including, without limitation, this Section 2.13; provided, however, that after the relevant Class or Classes of Notes to which the related Subordinate Interest is subordinated have been paid in full, the Holders of Subordinate Interests shall be fully subrogated to the rights of the Holders of the relevant Class or Classes of Notes to which the related Subordinate Interest is subordinated. Nothing in this Section 2.13 shall affect the obligation of the Issuer to pay Holders of Subordinate Interests.

                                  ARTICLE III.

                                    Covenants

                SECTION 3.1. Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed all amounts on deposit in the Collection Account on a Distribution Date deposited therein pursuant to the Sale and Servicing Agreement or pursuant hereto (i) for the benefit of the Class A-l Notes, to Class A-1 Noteholders, (ii) for the benefit of the Class A-2 Notes, to Class A-2 Noteholders, (iii) for the benefit of the Class S Notes, to Class S Noteholders, (iv) for the benefit of the Class B Notes, to Class B Noteholders,
(v) for the benefit of the Class C Notes, to the Class C Noteholders, (vi) for the benefit of the Class D Notes, to the Class D Noteholders, and (vii) for the benefit of the Class E Notes, to the Class E Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

                SECTION 3.2. Maintenance of Office or Agency. The Issuer will maintain in New York, New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

                SECTION 3.3. Money for Payments to be Held in Trust. On or before each Distribution Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Collection Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and shall promptly notify the Trustee of its action or failure so to act.

                The Issuer will cause each Note Paying Agent other than the Trustee to execute and deliver to the Trustee, the Agents and the Administrative Agent an instrument in which such Note Paying Agent shall agree with the Trustee (and if the Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent will:

                (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                (ii) give the Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

                (iv) immediately resign as a Note Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

                (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

                Subject to applicable laws with respect to the escheat of funds, any money held by the Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request and shall be deposited by the Trustee in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Note Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or of any Note Paying Agent, at the last address of record for each such Holder).

                SECTION 3.4. Existence. Except as otherwise permitted by the provisions of Section 3.10, the Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

                SECTION 3.5. Protection of Trust Estate. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Noteholders to be prior to all other liens in respect of the Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Trust Collateral Agent, for the benefit of the Noteholders, a first lien on and a first priority perfected security interest in the Trust Estate. The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                (i)     Grant more effectively all or any portion of the Trust
        Estate;

                (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Trust Collateral Agent for the benefit of the Noteholders created by this Indenture or carry out more effectively the purposes hereof;

                (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                (iv)    enforce any of the Collateral;

                (v) preserve and defend title to the Trust Estate and the rights of the Trust Collateral Agent in such Trust Estate against the claims of all persons and parties; and

                (vi) pay all taxes or assessments levied or assessed upon the Trust Estate when due.

The Issuer hereby designates the Trust Collateral Agent its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trust Collateral Agent pursuant to this Section.

                SECTION 3.6.    Opinions as to Trust Estate.

                (a) On the Closing Date, the Issuer shall furnish to the Trustee, the Trust Collateral Agent and the Administrative Agent an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trust Collateral Agent, for the benefit of the Noteholders, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                (b) Within 120 days after the beginning of each calendar year, beginning with the first calendar year beginning more than six months after the Closing Date, the Issuer shall furnish to the Trustee, Trust Collateral Agent and the Administrative Agent an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until January 31 in the following calendar year.

                SECTION 3.7.    Performance of Obligations; Servicing of
Receivables.

                (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the Basic Documents or such other instrument or agreement.

                (b) The Issuer may contract with other Persons acceptable to the Class A Majority, the Class B Majority and the Class C Majority, acting together, to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee and the Administrative Agent in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

                (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including, but not limited to, preparing (or causing to prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Class A Majority, the Class B Majority and the Class C Majority, acting together.

                (d) If a responsible officer of the Owner Trustee shall have actual knowledge of the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement, the Issuer shall promptly notify the Trustee, the Administrative Agent and the Rating Agencies thereof in accordance with Section 12.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If a Servicer Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

                (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer or either Seller of their respective duties under the Basic Documents without the prior consent of the Class A Majority, the Class B Majority and the Class C Majority, acting together.

                SECTION 3.8. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

                (i) except as expressly permitted by this Indenture or the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Trustee;

                (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

                (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Trust Collateral Agent created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate, or (D) amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Trustee.

                SECTION 3.9. Annual Statement as to Compliance. The Issuer will deliver to the Trustee, the Agents and the Administrative Agent, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 2002), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

                (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the other Basic Documents throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

                SECTION 3.10.   Issuer May Consolidate, Etc. Only on Certain
Terms.

                (a) The Issuer shall not consolidate or merge with or into any other Person, unless

                (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Trustee, the Agents and the Administrative Agent) to the effect that such transaction will not have any material adverse tax consequence to the Trust, the Administrative Agent, the Agents, any Noteholder or the Certificateholder;

                (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

                (vi) the Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this
        Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

                (vii) the Issuer shall have given the Administrative Agent written notice of such conveyance or transfer at least 20 Business Days prior to the consummation of such action and the Issuer or the Person (if other than the Issuer) formed by or surviving such conveyance or transfer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

                (b) Except in accordance with Section 2.9, the Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person, unless

                (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each of the Basic Documents on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and
        (E) expressly agree by means of such supplemental indenture that such Person (or if a group of persons, then one specified Person) shall prepare (or cause to be prepared) and make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Trustee, the Agents and the Administrative Agent) to the effect that such transaction will not have any material adverse tax consequence to the Trust, the Administrative Agent, the Agents, any Noteholder or the Certificateholder;

                (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

                (vi) the Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this
        Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

                (vii) the Issuer shall have given the Administrative Agent written notice of such conveyance or transfer at least 20 Business Days prior to the consummation of such action and the acquiring Person has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

                (c) The Issuer shall deliver written notice to the Administrative Agent and the Agents of any transfer of the ownership of, or financing of, its trust certificates. The Issuer shall deliver written notice to the Administrative Agent and the Agents of any transfer of the Class D Notes or the Class E Notes from an Affiliate of the Issuer to a Person which is not an Affiliate of the Issuer.

                SECTION 3.11.   Successor or Transferee.

                (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

                (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), AmeriCredit Master Trust will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice from the Issuer to the Trustee stating that AmeriCredit Master Trust is to be so released.

                SECTION 3.12. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the Basic Documents and activities incidental thereto.

                SECTION 3.13. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes, and (ii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes shall be used exclusively to fund the Issuer's purchase of the Receivables and the other assets specified in the Sale and Servicing Agreement, to fund the Reserve Account and to pay the Issuer's organizational, transactional and start-up expenses; provided that if a Borrowing Base Deficiency arises as a result of a change in the Class A Credit Score Enhancement Rate, the Class B Credit Score Enhancement Rate and/or the Class C Credit Score Enhancement Rate, including, without limitation, as a result of an election of Option A or Option B as set forth on Schedule 2 hereto, then the Issuer may use the proceeds of a Borrowing under one Class of Notes to repay some or all of the outstanding principal amount of another Class or Classes of Notes (including the payment of any Limited Amortization Amount with respect to such Class or Classes) so long as, after giving effect to such repayment, no Borrowing Base Deficiency exists.

                SECTION 3.14. Servicer's Obligations. The Issuer shall cause the Servicer to comply with Sections 4.9, 4.10 and 4.11 of the Sale and Servicing Agreement.

                SECTION 3.15. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                SECTION 3.16. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

                SECTION 3.17. Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Basic Document.

                SECTION 3.18. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Owner Trustee, the Trustee and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or Trust Agreement so long as, at the time of such declaration or payment (and after giving effect thereto), no Event of Default or Default shall occur or be continuing and no amount payable by the Issuer under any Basic Document is then due and owing but unpaid. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

                SECTION 3.19. Notice of Events of Default. Upon a responsible officer of the Owner Trustee having actual knowledge thereof, the Issuer agrees to give the Trustee, the Administrative Agent, the Agents and the Rating Agencies prompt written notice of each Event of Default or Default hereunder and each default on the part of the Servicer or a Seller of its obligations under the Sale and Servicing Agreement.

                SECTION 3.20. Further Instruments and Acts. Upon request of the Trustee, any Agent or any Administrative Agent, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                SECTION 3.21. Amendments of Sale and Servicing Agreement and Trust Agreement. The Issuer shall not agree to any amendment to Section 11.1 of the Sale and Servicing Agreement or Section 10.1 of the Trust Agreement to eliminate the requirements thereunder that the Trustee or the Holders of the Notes consent to amendments thereto as provided therein.

                SECTION 3.22. Income Tax Characterization. For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness and hereby instructs the Trustee, and each Noteholder (or beneficial Note Owner) shall be deemed, by virtue of acquisition of its interest in such Note, to have agreed, to treat the Notes as indebtedness for all applicable tax reporting purposes.

                SECTION 3.23. Interest Rate Hedges. The Issuer shall maintain, at all times on and after the date of the initial Borrowing hereunder, Interest Rate Hedges (a) between the Issuer and any bank or other financial institution whose long-term rating is at least A+ from S&P and A1 from Moody's and whose short-term unsecured debt obligation rating is at least A-1/P-1 by S&P and Moody's, respectively, and is listed on Schedule 1 hereto, (b) with an aggregate notional principal amount not less than (and, in the case of a hedge which is not an interest rate cap, not greater than) the Aggregate Note Principal Balance at the time any such Interest Rate Hedge is entered into, which aggregate notional principal amount may be stepped down on a schedule resulting from the usage of an ABS not greater than 0.5 with respect to the Receivables, provided that such ABS may not exceed 0.0 on any date after the termination of the Commitments as of which the Aggregate Principal Balance shall be less than or equal to 10% of the highest Aggregate Principal Balance since the Closing Date,
(c) with a final maturity date which is the date of the last required Scheduled Receivable Payment or such earlier date

(resulting from the usage of an ABS not greater than 0.5 with respect to the Receivables, provided that such ABS may not exceed 0.0 on any date after the termination of the Commitments as of which the Aggregate Principal Balance shall be less than or equal to 10% of the highest Aggregate Principal Balance since the Closing Date) approved by the Class A Majority, the Class B Majority and the Class C Majority, acting together, (d) with respect to which the Trust Collateral Agent has received an Interest Rate Hedge Assignment Acknowledgment,
(e) which is either (I) substantially in the form of Exhibit C or (II) otherwise in form and substance reasonably acceptable to the Class A Majority, the Class B Majority and the Class C Majority, acting together, and the Rating Agencies and
(f) a copy of which has been delivered to the Administrative Agent, the Agents and the Trust Collateral Agent.

                SECTION 3.24. Ratings Reaffirmations. On each Ratings Reaffirmation Date or within 30 days thereafter, the Servicer shall obtain from S&P and Moody's written reaffirmations that each Class of Notes have at least the Requisite Ratings and shall distribute copies thereof to the Administrative Agent and the Agents.

                SECTION 3.25. Tangible Net Worth. The Issuer shall maintain at all times a positive Tangible Net Worth.

                SECTION 3.26. Change in Name or Jurisdiction of Organization. The Issuer shall not make any change to its name or use any trade names, fictitious names, assumed names or "doing business as" names or change the jurisdiction under the laws of which it is organized.

                SECTION 3.27. Limitation on Transactions with Affiliates. The Issuer shall not enter into, or be a party to any transaction with any Affiliate of the Issuer, except for (a) the transactions contemplated by the Basic Documents and (b) to the extent not otherwise prohibited under this Agreement, other transactions in the nature of employment contracts and directors' fees, upon fair and reasonable terms materially no less favorable to the Issuer than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

                SECTION 3.28. Limitation on Investments. The Issuer shall not form, or cause to be formed, any subsidiaries; or make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person except as otherwise permitted herein and pursuant to the Sale and Servicing Agreement.

                SECTION 3.29. Borrowing Base Confirmation. The Issuer shall deliver, or cause the Servicer to deliver, a Borrowing Base Confirmation to the Trustee, the Agents and the Administrative Agent , (a) in connection with each Borrowing pursuant to Section 12.6, (b) on each monthly date a Servicer's Certificate is to be delivered, (c) on each Interim Payment Date or other date Receivables are released from the lien hereof pursuant to Section 2.9 and (d) on any date it wishes to demonstrate that a Borrowing Base Deficiency has been cured.

                                   ARTICLE IV.

                           Satisfaction and Discharge

                SECTION 4.1. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.20, 3.21 and 3.22, (v) the rights, obligations and immunities of the Trustee hereunder (including the rights of the Trustee under Section 6.7 and the obligations of the Trustee under Section 4.2) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

                        (A)     either

                                (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and
                                (ii) Notes for whose payment money has
                                theretofore been deposited in trust or
                                segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Trustee for cancellation; or

                                (2) all Notes not theretofore delivered to the Trustee for cancellation

                                        (i)     have become due and payable, or

                                        (ii)    are to be called for redemption
                                        within one year under arrangements
                                        satisfactory to the Trustee for the
                                        giving of notice of redemption by the
                                        Trustee in the name, and at the expense, of the Issuer,

                and the Issuer, in the case of (i) or (ii) above, has irrevocably deposited or caused to be irrevocably deposited with the Trust Collateral Agent cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation when due to the final Distribution Date therefor or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1(a)), as the case may be;

                        (B) the Issuer has paid or caused to be paid all Issuer Secured Obligations; and

                        (C) the Issuer has delivered to the Trustee, the Agents, the Trust Collateral Agent and the Administrative Agent an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                SECTION 4.2. Application of Trust Money. All moneys deposited with the Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture and the other Basic Documents, to the payment, either directly or through any Note Paying Agent, as the Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

                SECTION 4.3. Repayment of Moneys Held by Note Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Note Paying Agent other than the Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Trustee to be held and applied according to
Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such moneys.

                                   ARTICLE V.

                                    Remedies

                SECTION 5.1. Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                (i) default in the payment of any interest on any Note (other than a Note held by AmeriCredit or an Affiliate thereof) or any other amount (except principal) due with respect to any such Note when the same becomes due and payable, and such default shall continue for a period of two days; or

                (ii) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, and such default shall continue for a period of one day; or

                (iii) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of AmeriCredit, the Issuer, AFC, either Seller, the Servicer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of AmeriCredit, the Issuer, AFC, either Seller, the Servicer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the affairs AmeriCredit, AFC, either Seller, the Servicer or the Issuer, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                (iv) the commencement by AmeriCredit, AFC, either Seller, the Servicer or the Issuer of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by AmeriCredit, AFC, either Seller, the Servicer or the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by AmeriCredit, AFC, either Seller, the Servicer or the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of AmeriCredit, AFC, the Issuer, either Seller, the Servicer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by AmeriCredit, AFC, either Seller, the Servicer or the Issuer generally to pay its debts as such debts become due, or the taking of action by AmeriCredit, AFC, either Seller, the Servicer or the Issuer in furtherance of any of the foregoing.

                (v) default in the observance or performance of any covenant or agreement of the Issuer, either Seller, the Servicer, AmeriCredit (in any capacity) or AFC (in any capacity) made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer, either Seller, the Servicer, AmeriCredit (in any capacity) or AFC (in any capacity) made in this Indenture, in any Basic Document or in any certificate or any other writing delivered pursuant hereto or thereto or in connection herewith or therewith (including any Servicer's Certificate or any Borrowing Base Confirmation) proving to have been incorrect in any material respect as of the time when the same shall have been made or deemed to have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of, except in the case of the covenants and agreements contained in Section 3.25 of this Indenture (as to which a five Business Day grace period shall apply) and Sections 3.24 of this Indenture and Section 7.3 of the Sale and Servicing Agreement (as to each of which no grace period shall apply), 30 days after there shall have been given, by registered or certified mail, to the Issuer, the Sellers, the Servicer, AmeriCredit and AFC by the Trustee or to the Issuer, the Servicer, the Sellers, AmeriCredit, AFC and the Trustee by the Holders of at least 25% of the Outstanding Amount of any Class of Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Event of Default" hereunder; provided that no breach shall be deemed to occur hereunder in respect of any representation or warranty relating to eligibility of any Receivable on the Closing Date or its related Borrowing Date to the extent the related

        Seller has repurchased such Receivable in accordance with the provisions of the Sale and Servicing Agreement; or

                (vi) (a) The Class A Principal Balance on any day shall exceed the Class A Borrowing Base on such day (a "Class A Borrowing Base Deficiency"), (b) the Class B Principal Balance on any day shall exceed the Class B Borrowing Base on such day (a "Class B Borrowing Base Deficiency"), (c) the Class C Principal Balance on any day shall exceed the Class C Borrowing Base on such day (a "Class C Borrowing Base Deficiency"), (d) the Class D Principal Balance on any day shall exceed the Class D Borrowing Base, if any, on such day (a "Class D Borrowing Base Deficiency") (e) the Class E Principal Balance on any day shall exceed the Class E Borrowing Base, if any, on such day (a "Class E Borrowing Base Deficiency") or (f) the Class S Principal Balance on any day shall exceed the Class S Borrowing Base on such day (a "Class S Borrowing Base Deficiency") and, in any case, such condition continues unremedied for (x) if such Borrowing Base Deficiency arises as a result of an increase in the Class A Credit Score Enhancement Rate, the Class B Credit Score Enhancement Rate or the Class C Credit Score Enhancement Rate required by a Rating Agency in connection with a rating reaffirmation pursuant to Section 3.24, two weeks or (y) otherwise, (i) if the sum of the Class A Borrowing Base Deficiency, the Class B Borrowing Base Deficiency, the Class S Principal Balance and the Class C Borrowing Base Deficiency is less than 5% of the sum of the Class A Principal Balance, the Class B Principal Balance, the Class S Borrowing Base Deficiency and the Class C Principal Balance, five Business Days or
        (ii) otherwise, two Business Days;

                (vii) The Internal Revenue Service shall file notice of a Lien pursuant to Section 6323 of the Internal Revenue Code with regard to any assets of the Issuer or any material portion of the assets of AmeriCredit Corp., AFC or AmeriCredit and such Lien shall not have been released within 30 days, or the Pension Benefit Guaranty Corporation shall file notice of a Lien pursuant to Section 4068 of ERISA with regard to any of the assets of AmeriCredit Corp., the Issuer, AmeriCredit or AFC and such Lien shall not have been released within 30 days;

                (viii) (a) Any Basic Document or any Lien granted thereunder by the Issuer, either Seller or AmeriCredit, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Issuer, such Seller or AmeriCredit; or (b) the Issuer, either Seller or AmeriCredit or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or (c) any Lien securing any Issuer Secured Obligation shall, in whole or in part, not be or cease to be a perfected first priority security interest against the Issuer;

                (ix)    A Servicer Termination Event shall have occurred;

                (x) The Issuer, either Seller, the Servicer, AmeriCredit Corp., AmeriCredit, or AFC shall fail to pay any principal of or premium or interest on any Indebtedness having a principal amount of $10,000,000 (or, in the case of the Issuer or AFC, $50,000) or greater, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other default under any agreement or instrument relating to any such Indebtedness of the Issuer, either Seller, the Servicer, AmeriCredit Corp., AmeriCredit, or AFC, as applicable, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;

                (xi) There shall occur a "termination event" or "event of default" or similar event (other than a default by a Noteholder (except AmeriCredit and its Affiliates) or by an Interest Rate Hedge counterparty) under any other Basic Document;

                (xii)   [Intentionally Omitted];

                (xiii) As of any Distribution Date, the amount in the Reserve Account is less than the Minimum Reserve Account Amount, and such deficiency is not cured on or prior to the immediately succeeding Distribution Date;

                (xiv) Any Class of Notes does not have at least the Requisite Ratings from S&P and Moody's;

                (xv) A notice of termination with respect to the Lockbox Account shall have been delivered, or a termination of the Lockbox Agreement shall have otherwise occurred, and a replacement Lockbox Bank listed on Schedule D to the Sale and Servicing Agreement shall not have executed a lockbox agreement substantially in the form of Exhibit C to the Sale and Servicing Agreement within 30 days of such notice;

                (xvi) The weighted average AmeriCredit Score for all Receivables shall be less than 220 for any period of three consecutive Business Days;

                (xvii) The average of the Monthly Extension Rates, as set forth in the Servicer Certificates, for three consecutive Determination Dates shall exceed 5.0%;

                (xviii) A Change of Control shall occur with respect to AmeriCredit Corp.;

                (xix) The Tangible Net Worth of AmeriCredit Corp. shall be less than the sum of (a) $1,700,000,000 plus (b) 75% of the cumulative positive net income (without deduction for negative net income) of AmeriCredit Corp. for each fiscal quarter having been completed since June 30, 2003, as reported in each annual report on Form 10-K and periodic report on Form 10-Q filed by AmeriCredit Corp. with the Securities and

        Exchange Commission plus (c) 75% of the net proceeds of any equity issued by AmeriCredit Corp. since June 30, 2003 minus (d) the lesser of
        (i) $100,000,000 and (ii) the purchase price of all common stock of AmeriCredit Corp. repurchased after November 5, 2003;

                (xx) On any Determination Date, the Cumulative Net Loss Ratio for any Receivables Pool with a pool factor greater than 25% exceeds the amount set forth opposite the number of months since such Receivables Pool was securitized on Schedule 3 hereto, or any insurance agreement event of default or other similar event other than those relating to cumulative net losses (it being understood that a "trigger event" or other similar event which results in the trapping of cash shall not constitute such an event) with respect to any Receivables Pool with a pool factor greater than 25% shall have occurred and be continuing and shall not have been waived or cured within 30 days;

                (xxi) AFC shall cease to be a direct or indirect wholly-owned subsidiary of AmeriCredit; or AmeriCredit shall cease to be a direct or indirect wholly-owned subsidiary of AmeriCredit Corp.; or AFC and AmeriCredit shall at any time own less than 100% of the Certificates issued pursuant to the Trust Agreement;

                (xxii) The ratio, expressed as a percentage, of the Adjusted Equity of AmeriCredit Corp. to the Managed Assets of AmeriCredit Corp shall be less than 8.0% as of any fiscal quarter end;

                (xxiii) The ratio of AmeriCredit Corp.'s EBITDA (plus any charge related to restructuring plus any loss provision minus net charge-offs) for the financial quarter ended March 31, 2003 to its Interest Expense for the financial quarter ended March 31, 2003 shall be less than 1.8x. The average of the ratios of AmeriCredit Corp.'s EBITDA to Interest Expense for the two most recent financial quarters ended June 30, 2003 shall be less than 1.0x. The average of the ratios of AmeriCredit Corp.'s EBITDA to Interest Expense for the two most recent financial quarters ended September 30 2003 or December 31, 2003 shall be less than 1.1x. The average of the ratios of AmeriCredit Corp.'s EBITDA to Interest Expense for the two most recent financial quarters ended March 31, 2004 and any two consecutive financial quarters thereafter shall be less than 1.2x; or

                (xxiv) Any repurchase of common stock by AmeriCredit Corp. results in AmeriCredit Corp. and its subsidiaries, determined on a consolidated basis in accordance with GAAP, having less than $200,000,000 of unrestricted cash on the date of repurchase after giving effect to such repurchase on such date.

                SECTION 5.2.    Rights Upon Event of Default.

                (a)     If an Event of Default specified in Section 5.1(iii) or
(iv) shall have occurred and be continuing, the Notes shall become immediately due and payable at par, together with accrued interest thereon. If any other Event of Default shall have occurred and be continuing, the Trustee in its discretion may, or if so requested in writing by any of the Class A Required Noteholders, the Class B Required Noteholders, the Class C Required Noteholders, the Class D Required Noteholders or the Class E Required Noteholders shall exercise any of the remedies specified in Section 5.4(a), subject to any limitations set forth therein.

                (b) If an Event of Default shall have occurred and be continuing, the Trustee in its discretion may, or if so requested in writing by any of the Class A Required Noteholders, the Class B Required Noteholders, the Class C Required Noteholders, the Class D Required Noteholders or the Class E Required Noteholders shall declare by written notice to the Issuer that the Notes become, whereupon they shall become, immediately due and payable at par, together with accrued interest thereon.

                (c) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Required Noteholders of each Class which declared such acceleration may, by written notice to the Issuer and the Trustee, rescind and annul such declaration and its consequences if:

                (i) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

                                (A)     all payments of principal of and
                                interest on all Notes and all other amounts that would then be due hereunder or upon such Notes (including, without limitation, Class A-1 Monthly Costs and Expenses, Class A-2 Monthly Costs and Expenses, Class B Monthly Costs and Expenses, Class C Monthly Costs and Expenses and Class S Monthly Costs and Expenses) if the Event of Default giving rise to such acceleration had not occurred; and

                                (B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel; and

                (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

                No such rescission shall affect any subsequent default or impair any right consequent thereto.

                SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

                (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, and such default continues for a period of one day, the Issuer will pay to the Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable interest rate set forth in the related Note Purchase Agreement and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

                (b) Each Noteholder hereby irrevocably and unconditionally appoints the Trustee as the true and lawful attorney-in-fact of such Noteholder, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Trustee as well as in the name, place and stead of such Noteholder, such acts, things and deeds for or on behalf of and in the name of such Noteholder under this Indenture (including specifically under Section 5.4) and under the Basic Documents which such Noteholder could or might do or which may be necessary, desirable or convenient in such Trustee's sole discretion to effect the purposes contemplated hereunder and under the Basic Documents and, without limitation, following the occurrence of an Event of Default, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Trust Estate.

                (c) If an Event of Default occurs and is continuing, the Trustee may in its discretion and shall, at the direction of the Class A Required Noteholders, the Class B Required Noteholders, the Class C Required Noteholders, the Class S Required Noteholders (if the Class S Notes are Outstanding), the Class D Required Noteholders or the Class E Required Noteholders (except as provided in Section 5.3(d) below), proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

                (d) Notwithstanding anything to the contrary contained in this Indenture (including, without limitation, Sections 5.4(a), 5.12, 5.13 and 5.17), if the Issuer fails to perform its obligations under Section 10.1(b) hereof when and as due, the Trustee shall, at the direction of the Class A Required Noteholders, the Class B Required Noteholders, the Class C Required Noteholders, the Class S Required Noteholders (if the Class S Notes are Outstanding), the Class D Required Noteholders or the Class E Required Noteholders, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for specific performance of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

                (e) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

                (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

                (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and

                (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

                (f) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                (g) All rights of action and of asserting claims under this Indenture or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

                (h) In any Proceedings brought by the Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture), the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

                SECTION 5.4.    Remedies.

                (a) If an Event of Default shall have occurred and be continuing, the Trustee may and shall, at the direction of the Class A Required Noteholders, the Class B Required Noteholders, the Class C Required Noteholders, the Class S Required Noteholders (if the Class S Notes are Outstanding), the Class D Required Noteholders or the Class E Required Noteholders (except as provided in Section 5.3(d) above), do one or more of the following (subject to
Section 5.5):

                (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee and the Holders of the Notes; and

                (iv) direct the Trust Collateral Agent to sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless (a) the Majority Noteholders of the Controlling Class consent thereto and (b) either (I) all amounts due and owing under the Notes and the other Related Documents to the holders of Notes of each Class of Notes which are (x) not held by the Issuer, AFC, AmeriCredit or an Affiliate and (y) junior to the Controlling Class shall be paid in full with the proceeds of such sale or liquidation or (II) the Majority Noteholders of each such Class of Notes which is not paid in full with the proceeds of such sale or liquidation consent thereto.

                In determining such sufficiency or insufficiency with respect to clause (y) and (z), the Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

                SECTION 5.5. Optional Preservation of the Receivables. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee may, at the direction of the Required Noteholders of the Controlling Class, elect to direct the Trust Collateral Agent to maintain possession of the Trust Estate.

                SECTION 5.6. Priorities(a) Following the acceleration of the Notes pursuant to Section 5.2, the receipt of Insolvency Proceeds pursuant to
Section 9.1(b) of the Sale and Servicing Agreement, such Insolvency Proceeds, shall be applied by the Trust Collateral Agent on the related Distribution Date in the order of priority set forth in Section 5.5(b) of the Sale and Servicing Agreement.

                (b) The Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.6. At least 15 days before such record date the Issuer shall mail to each Noteholder and the Trustee a notice that states the record date, the payment date and the amount to be paid.

                SECTION 5.7.    [Reserved].

                SECTION 5.8. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption
Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                SECTION 5.9. Restoration of Rights and Remedies. If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

                SECTION 5.10. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                SECTION 5.11. Delay or Omission Not a Waiver. No delay or omission of the Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

                SECTION 5.12. Control by Noteholders. The Required Noteholders of the Controlling Class shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to the Notes or exercising any trust or power conferred on the Trustee; provided that

                (i) such direction shall not be in conflict with any rule of law or with this Indenture; and

                (ii) subject to the express terms of Section 5.4, any direction to the Trustee to sell or liquidate the Trust Estate shall be subject to the requirements the Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless (a) the Majority Noteholders of the Controlling Class consent thereto and (b) either (I) all amounts due and owing under the Notes and the other Related Documents to the holders of Notes of each Class of Notes which are (x) not held by the Issuer, AFC, AmeriCredit or an Affiliate and (y) junior to the Controlling Class shall be paid in full with the proceeds of such sale or liquidation or (II) the Majority Noteholders of each such Class of Notes which is not paid in full with the proceeds of such sale or liquidation consent thereto;

                (iii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction;

provided, however, that, subject to Article VI, the Trustee need not take any action that it determines might involve it in liability, financial or otherwise, without receiving indemnity satisfactory to it.

                SECTION 5.13. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in
Section 5.4, the Class A Majority, the Class B Majority and the Class C Majority, acting together, may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes, (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note, (c) a Borrowing Base Deficiency and (d) a Default or Event of Default under Section 5.1(viii)(c) or 5.1(xiv). (Waivers of any Default or Event of Default of a type set forth in (a) through (d) of the preceding sentence shall require the consent of all Noteholders.) In the case of any such waiver, the Issuer, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

                Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

                SECTION 5.14.   [Reserved].

                SECTION 5.15. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                SECTION 5.16. Action on Notes. The Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

                SECTION 5.17.   Performance and Enforcement of Certain
Obligations.

                (a) Promptly following a request from the Trustee to do so and at the Servicer's expense, the Issuer agrees to take all such lawful action as the Trustee may request to compel or secure the performance and observance by either Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Trustee, including the transmission of notices of default on the part of either Seller or the Servicer thereunder and the institution of legal or administrative actions or Proceedings to compel or secure performance by either Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement.

                (b) If an Event of Default has occurred and is continuing, the Trustee may, and, at the written direction of the Class A Required Noteholders, the Class B Required Noteholders, the Class C Required Noteholders, the Class S Required Noteholders (if the Class S Notes are Outstanding), the Class D Required Noteholders or the Class E Required Noteholders, shall, subject to Article VI, exercise all rights, remedies, powers, privileges and claims of the

Issuer against the Sellers or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Sellers or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI.

                   The Trustee and the Trust Collateral Agent

                SECTION 6.1.    Duties of Trustee.

                (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and the Basic Documents to which is a party and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                (b)     Except during the continuance of an Event of Default:

                (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

                (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                (i)     this paragraph does not limit the effect of paragraph
        (b) of this Section;

                (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

                (d) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer.

                (e) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

                (f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not assured to it.

                (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.1.

                (h) The Trustee shall, upon two Business Days' prior notice to the Trustee, permit any representative of the Administrative Agent at the expense of the Trust, during the Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Trustee relating to the Notes, to make copies and extracts therefrom and to discuss the Trustee's affairs and actions, as such affairs and actions relate to the Trustee's duties with respect to the Notes, with the Trustee's officers and employees responsible for carrying out the Trustee's duties with respect to the Notes.

                (i) The Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Sale and Servicing Agreement.

                (j) Without limiting the generality of this Section 6.1, the Trustee shall have no duty (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement evidencing a security interest in the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust, (iv) to confirm or verify the contents of any reports or certificates delivered to the Trustee pursuant to this Indenture or the Sale and Servicing Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties, or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance of observance of any of the Issuer's, each Seller's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer and as custodian of the Receivable Files under the Sale and Servicing Agreement.

                (k) In no event shall Bank One, NA, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Statutory Trust Statute, common law, or the Trust Agreement.

                SECTION 6.2.    Rights of Trustee.

                (a) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                (b) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

                (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, AmeriCredit Financial Services, Inc., or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                (f) The Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture with reasonable care and skill.

                (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Class A Majority, the Class B Majority, the Class C Majority, the Class D Majority or the Class E Majority; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand.

                (h) The Trustee shall not be liable for any losses on investments except for losses resulting from the failure of the Trustee to make an investment in accordance with instructions given in accordance hereunder. If the Trustee acts as the Note Paying Agent or Note Registrar, the rights and protections afforded to the Trustee shall be afforded to the Note Paying Agent and Note Registrar.

                SECTION 6.3. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-Note Paying Agent may do the same with like rights. However, the Trustee must comply with Section 6.11.

                SECTION 6.4. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Estate or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication.

                SECTION 6.5. Conflicting Instructions. If the Trustee shall receive conflicting directions or instructions from the Noteholders, the Trustee shall forward such directions or instructions to the Administrative Agent and the Administrative Agent shall contact the Noteholders with respect to such conflict.

                SECTION 6.6. Reports by Trustee to Holders. The Trustee shall deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its federal and State income tax returns.

                SECTION 6.7.    Compensation and Indemnity.

                (a) Pursuant to Section 5.5(a) and (b) of the Sale and Servicing Agreement, the Issuer shall, or shall cause the Servicer to, pay to the Trustee from time to time compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause the Servicer to reimburse the Trustee and the Trust Collateral Agent for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's, the Backup Servicer's, and the Trust Collateral Agent's agents, counsel, accountants and experts. The Issuer shall cause the Servicer to indemnify the Trustee, the Trust Collateral Agent and their respective officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by each of them in connection with the acceptance or the administration of this Trust and the performance of its duties hereunder. The Trustee, Trust Collateral Agent or the Backup Servicer shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Trustee or Trust Collateral Agent to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder or the Servicer of its obligations under Article X of the Sale and Servicing Agreement. The Issuer shall cause the Servicer to defend the claim, and the Trustee, Trust Collateral Agent or the Backup Servicer may have separate counsel and the Issuer shall cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee or Trust Collateral Agent through the Trustee's or Trust Collateral Agent's own willful misconduct, negligence or bad faith.

                (b) The Issuer's payment obligations to the Trustee pursuant to this Section shall survive the discharge of this Indenture or the earlier resignation or removal of the Trustee or the Trust Collateral Agent or the Backup Servicer. When the Trustee, the Trust Collateral Agent or the Backup Servicer incurs expenses after the occurrence of an Event of Default specified in Section 5.1(iii) or (iv) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the Basic Documents, the Trustee agrees that the obligations of the Issuer (but not the Servicer) to the Trustee hereunder and under the Basic Documents shall be recourse to the Trust Estate only and specifically shall not be recourse to the assets of the Certificateholder or any Noteholder. In addition, the Trustee agrees that its recourse to the Issuer, the Trust Estate and AFC shall be limited to the right to receive the distributions referred to in Section 5.5 of the Sale and Servicing Agreement.

                SECTION 6.8. Replacement of Trustee. The Trustee may resign at any time by so notifying the Issuer and the Administrative Agent. The Issuer may and, at the request of the Class A Majority, the Class B Majority and of the Class C Majority shall, remove the Trustee, if:

                (i)     the Trustee fails to comply with Section 6.11;

                (ii) a court having jurisdiction in the premises in respect of the Trustee in an involuntary case or proceeding under federal or State banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or State bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Trustee or for any substantial part of the Trustee's property, or ordering the winding-up or liquidation of the Trustee's affairs;

                (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or State bankruptcy, insolvency or similar law is commenced with respect to the Trustee and such case is not dismissed within 60 days;

                (iv) the Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or State bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Trustee or for any substantial part of the Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

                (v)     the Trustee otherwise becomes incapable of acting.

                If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee listed on Schedule 4 hereto. If the Issuer fails to appoint such a successor Trustee, the Class A Majority, the Class B Majority and the Class C Majority, acting together, may appoint a successor Trustee.

                A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, the Administrative Agent and to the Issuer. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture subject to satisfaction of the Rating Agency Condition. The successor Trustee shall mail a notice of its succession to Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

                If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                If the Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to this Section 6.8 and payment of all fees and expenses owed to the outgoing Trustee.

                Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuer's and the Servicer's obligations under Section 6.7 shall continue for the benefit of the retiring Trustee.

                SECTION 6.9. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee. The Trustee shall provide the Rating Agencies prior written notice of any such transaction.

                In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.

                SECTION 6.10.   Appointment of Co-Trustee or Separate Trustee.

                (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust may at the time be located, the Trustee with the consent of the Class C Majority shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

                (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

                (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this

Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall invest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                (e) Any and all amounts relating to the fees and expenses of the co-trustee or separate trustee will be borne by the Trust Estate.

                SECTION 6.11. Eligibility; Disqualification. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it shall have a long term debt rating of BBB-, or an equivalent rating, or better by the Rating Agencies. The Trustee shall provide copies of such reports to the Administrative Agent upon request.

                SECTION 6.12. Appointment and Powers. Subject to the terms and conditions hereof, each of the Noteholders hereby appoints Bank One, NA as the Trust Collateral Agent with respect to the Collateral, and Bank One, NA hereby accepts such appointment and agrees to act as Trust Collateral Agent with respect to the Collateral for the Noteholders, to maintain custody and possession of such Collateral (except as otherwise provided hereunder) and to perform the other duties of the Trust Collateral Agent in accordance with the provisions of this Indenture and the other Basic Documents. Each Noteholder hereby authorizes the Trust Collateral Agent to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Trustee may direct and as are specifically authorized to be exercised by the Trust Collateral Agent by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto, including, but not limited to, the execution of any powers of attorney. The Trust Collateral Agent shall act upon and in compliance with the written instructions of the Trustee delivered pursuant to this Indenture promptly following receipt of such written instructions; provided that the Trust Collateral Agent shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Trust Collateral Agent has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Trust Collateral Agent of its express duties hereunder, except where this Indenture provides that the Trust Collateral Agent is permitted to act only following and in accordance with such instructions.

                SECTION 6.13. Performance of Duties. The Trust Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Basic Documents to which the Trust Collateral Agent is a party or as directed by the Trustee in accordance with this Indenture. The Trust Collateral Agent shall not be required to take any discretionary actions hereunder except at the written direction and with the indemnification of the Trustee. The Trust Collateral Agent shall, and hereby agrees that it will, subject to this Article, perform all of the duties and obligations required of it under the Sale and Servicing Agreement.

                SECTION 6.14. Limitation on Liability. Neither the Trust Collateral Agent nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Trust Collateral Agent shall be liable for its negligence, bad faith or willful misconduct; nor shall the Trust Collateral Agent be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Issuer of this Indenture or any of the Collateral (or any part thereof). Notwithstanding any term or provision of this Indenture, the Trust Collateral Agent shall incur no liability to the Issuer or the Noteholders for any action taken or omitted by the Trust Collateral Agent in connection with the Collateral, except for the negligence, bad faith or willful misconduct on the part of the Trust Collateral Agent, and, further, shall incur no liability to the Noteholders except for negligence, bad faith or willful misconduct in carrying out its duties to the Noteholders. The Trust Collateral Agent shall be protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Trust Collateral Agent to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary by a Responsible Officer of the Trust Collateral Agent) the Trust Collateral Agent shall not be required to make any independent investigation with respect thereto. The Trust Collateral Agent shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Basic Documents. The Trust Collateral Agent may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the advice of such counsel. The Trust Collateral Agent shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Indenture or to follow any direction from the Trustee or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder unless it shall have received reasonable security or indemnity satisfactory to the Trust Collateral Agent against the costs, expenses and liabilities which might be incurred by it.

                SECTION 6.15. Reliance Upon Documents. In the absence of negligence, bad faith or willful misconduct on its part, the Trust Collateral Agent shall be entitled to conclusively rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

                SECTION 6.16.   Successor Trust Collateral Agent.

                (a) Merger. Any Person into which the Trust Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Trust Collateral Agent is a party, shall (provided it is otherwise qualified to serve as the Trust Collateral Agent hereunder) be and become a successor Trust Collateral Agent hereunder and be vested with all of the title to and interest in the Collateral and all of the trusts, powers, discretions, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of the Noteholders in the Collateral; provided that any such successor shall also be the successor Trustee under Section 6.9.

                (b) Resignation. The Trust Collateral Agent and any successor Trust Collateral Agent may resign at any time by so notifying the Issuer and the Administrative Agent; provided that the Trust Collateral Agent shall not so resign unless it shall also resign as Trustee hereunder.

                (c) Removal. The Trust Collateral Agent may be removed by the Trustee at any time (and should be removed at any time that the Trustee has been removed), with or without cause, by an instrument or concurrent instruments in writing delivered to the Trust Collateral Agent, the Administrative Agent and the Issuer. A temporary successor may be removed at any time to allow a successor Trust Collateral Agent to be appointed pursuant to subsection (d) below. Any removal pursuant to the provisions of this subsection (c) shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Trust Collateral Agent and the acceptance in writing by such successor Trust Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, and (ii) receipt by the Trustee of an Opinion of Counsel to the effect described in Section 3.6.

                (d) Acceptance by Successor. The Trustee shall have the sole right to appoint each successor Trust Collateral Agent. Every temporary or permanent successor Trust Collateral Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Trustee, each Noteholder and the Issuer an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Collateral to the successor Trust Collateral Agent, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of any Agent or the Issuer, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. In the event that any instrument in writing from the Issuer or the Trustee is reasonably required by a successor Trust Collateral Agent to more fully and certainly vest in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Trust Collateral Agent, any and all such written instruments shall, at the request of the temporary or permanent successor Trust Collateral Agent, be forthwith executed, acknowledged and delivered by the Trustee or the Issuer, as the case may be. The designation of any successor Trust Collateral Agent and the instrument or instruments removing any Trust Collateral Agent and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral and, to the extent required by applicable law, filed or recorded by the successor Trust Collateral Agent in each place where such filing or recording is necessary to effect the transfer of the Collateral to the successor Trust Collateral Agent or to protect or continue the perfection of the security interests granted hereunder.

                SECTION 6.17. Compensation. The Trust Collateral Agent shall not be entitled to any compensation for the performance of its duties hereunder other than the compensation it is entitled to receive in its capacity as Trustee.

                SECTION 6.18. Representations and Warranties of the Trust Collateral Agent and the Issuer. (A) The Trust Collateral Agent represents and warrants to the Issuer and to each Noteholder as follows:

                (a) Due Organization. The Trust Collateral Agent is a national banking association and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

                (b) Corporate Power. The Trust Collateral Agent has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as Trust Collateral Agent hereunder.

                (c) Due Authorization. The execution and delivery by the Trust Collateral Agent of this Indenture and the other Transaction Documents to which it is a party, and the performance by the Trust Collateral Agent of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Trust Collateral Agent, or the performance by the Trust Collateral Agent, of this Indenture and such other Basic Documents.

                (d) Valid and Binding Indenture. The Trust Collateral Agent has duly executed and delivered this Indenture and each other Basic Document to which it is a party, and each of this Indenture and each such other Basic Document constitutes the legal, valid and binding obligation of the Trust Collateral Agent, enforceable against the Trust Collateral Agent in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

        (B) The Issuer hereby represents and warrants that each of the representations and warranties set forth on the Schedule of Representations attached hereto as Annex B is true and correct. Such representations and warranties speak as of the execution and delivery of this

Indenture and as of the Closing Date, but shall survive the pledge of the Receivables to the Trust Collateral Agent and shall not be waived.

                SECTION 6.19. Waiver of Setoffs. The Trust Collateral Agent hereby expressly waives any and all rights of setoff that the Trust Collateral Agent may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

                SECTION 6.20. Control by the Trustee. The Trust Collateral Agent shall comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Trustee, except that if any Event of Default shall have occurred and be continuing, the Trust Collateral Agent shall act upon and comply with notices and instructions given by the Trustee alone in the place and stead of the Issuer.

                                  ARTICLE VII.

                         Noteholders' Lists and Reports

                SECTION 7.1. Issuer To Furnish To Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Trustee
(a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date, (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Note Registrar, no such list shall be required to be furnished. The Trustee or, if the Trustee is not the Note Registrar, the Issuer shall furnish to the Administrative Agent in writing on an annual basis on each June 30 and at such other times as the Administrative Agent may request a copy of the list.

                SECTION 7.2. Preservation of Information. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

                                  ARTICLE VIII.

                      Accounts, Disbursements and Releases

                SECTION 8.1. Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trust Collateral Agent pursuant to this

Indenture and the Sale and Servicing Agreement. The Trustee shall apply all such money received by it, or cause the Trust Collateral Agent to apply all money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

                SECTION 8.2.    Release of Trust Estate.

                (a) Subject to the payment of its fees and expenses and other amounts pursuant to Section 6.7, the Trust Collateral Agent may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trust Collateral Agent as provided in this Article VIII shall be bound to ascertain the Trust Collateral Agent's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                (b) The Trust Collateral Agent shall, at such time as there are no Notes outstanding and all sums due the Trustee pursuant to Section 6.7 have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Trustee shall release property from the lien of this Indenture pursuant to this
Section 8.2(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel.

                SECTION 8.3. Opinion of Counsel. The Trust Collateral Agent shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.2(a), accompanied by copies of any instruments involved, and the Trustee shall also require as a condition to such action, an Opinion of Counsel in form and substance satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

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                                   ARTICLE IX.

                             Supplemental Indentures

                SECTION 9.1. Supplemental Indentures Without Consent of Noteholders. Without the consent of the Holders of any other Notes and with prior notice to the Rating Agencies by the Issuer, as evidenced to the Trustee, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, to increase the Class A Credit Score Enhancement Rate, the Class B Credit Score Enhancement Rate or the Class C Credit Score Enhancement Rate.

                SECTION 9.2.    Supplemental Indentures with Consent of
Noteholders.

                The Issuer and the Trustee, when authorized by an Issuer Order, may, with prior notice to the Rating Agencies and with the consent of the Class A Majority, the Class B Majority and the Class C Majority, acting together, by Act of such Holders delivered to the Issuer and the Trustee, at any time and from time to time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

                (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

                (iii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

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                (v)     reduce the percentage of the Outstanding Amount of the
        Notes required to direct the Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.4;

                (vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein;

                (viii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture; or

                (ix) decrease the Class A Credit Score Enhancement Rate, the Class B Credit Score Enhancement Rate or the Class C Credit Score Enhancement Rate or modify the definition of Class A Required Note Enhancement, Class A Borrowing Base, Class B Required Note Enhancement, Class B Borrowing Base, Class C Required Note Enhancement or Class C Borrowing Base;

provided, further, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Class S Note, amend Section 12.6(b); and provided, further, however, that no such supplemental indenture shall, without the consent of the Administrative Agent, amend Article XI.

                It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                No such amendment, supplement, waiver or modification which would have a material, adverse effect on the Noteholders shall be effective unless the Rating Agency Condition shall have been satisfied; it being understood that amendments, supplements, waivers and modifications which do any of the following shall not require satisfaction of the Rating Agency Condition:

                (A) correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trust Collateral Agent any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

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

                (B) evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                (C) add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                (D) convey, transfer, assign, mortgage or pledge any property to or with the Trust Collateral Agent;

                (E) cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Holders of the Notes; or

                (F) evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI.

                Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                SECTION 9.3. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the amendments or modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

                SECTION 9.4. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

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

                SECTION 9.5. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                   ARTICLE X.

                               Redemption of Notes

                SECTION 10.1.   Redemption.

                (a) The Notes are subject to redemption in whole, but not in part, at the direction of the Servicer or the Sellers pursuant to Section 9.1(a) of the Sale and Servicing Agreement, on any Distribution Date on which the Servicer or a Seller exercises its option to purchase the Trust Estate pursuant to said Section 9.1(a), for a purchase price equal to the Redemption Price; provided, however, that the Issuer has available funds sufficient to pay the Redemption Price. The Servicer or the Issuer shall furnish the Administrative Agent and the Rating Agencies notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.1(a), the Servicer or the Issuer shall furnish notice of such election to the Trustee not later than 25 days prior to the Redemption Date and the Issuer shall deposit with the Trustee in the Collection Account the Redemption Price of the Notes to be redeemed whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.2 to each Holder of Notes.

                (b) In the event that the assets of the Trust are distributed pursuant to Section 8.1 of the Trust Agreement, all amounts on deposit in the Collection Account shall be paid to the Noteholders up to the Outstanding Amount of the Notes and all accrued and unpaid interest thereon and all other amounts accrued and unpaid with respect thereto, including, without limitation, Class A-1 Monthly Costs and Expenses, Class A-2 Monthly Costs and Expenses, Class B Monthly Costs and Expenses, Class C Monthly Costs and Expenses and Class S Monthly Costs and Expenses. If amounts are to be paid to Noteholders pursuant to this Section 10.1(b), the Servicer or the Issuer shall, to the extent practicable, furnish notice of such event to the Trustee not later than 45 days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date.

                SECTION 10.2.   Form of Redemption Notice.

                (a) Notice of redemption under Section 10.1(a) shall be given by the Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

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

                All notices of redemption shall state:

                (i)     the Redemption Date;

                (ii)    the Redemption Price;

                (iii) that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes and the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

                (iv) that interest on the Notes shall cease to accrue on the Redemption Date.

                Notice of redemption of the Notes shall be given by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

                (b) Prior notice of redemption under Section 10.1(b) is not required to be given to Noteholders.

                SECTION 10.3. Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption as required by Section 10.2 (in the case of redemption pursuant to Section 10.1(a)), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                SECTION 10.4. Limited Amortization. The Issuer may from time to time, in its sole discretion, unless an Event of Default shall have occurred prior thereto, cause a Limited Amortization Period to commence for one or more Collection Periods by delivering to the Servicer, each Agent, the Administrative Agent and the Indenture Trustee an irrevocable written notice by 3:00 p.m. (New York City time) on the Business Day preceding the first day of the Collection Period in which such Limited Amortization Period is scheduled to commence, which notice shall specify the aggregate amount of the decrease in the Class A Principal Balance (the "Class A Limited Amortization Amount"), the decrease in the Class B Principal Balance (the "Class B Limited Amortization Amount") and/or the decrease in the Class C Principal Balance (the "Class C Limited Amortization Amount"), for such Limited Amortization Period.

                                   ARTICLE XI.

                            THE ADMINISTRATIVE AGENT

                SECTION 11.1. Appointment. By its acceptance of its Note, each Noteholder hereby irrevocably designates and appoints the Administrative Agent as the Administrative Agent of such Noteholder under the Basic Documents, and each such Noteholder irrevocably

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

authorizes the Administrative Agent, as the Administrative Agent for such Noteholder, to take such action on its behalf under the provisions of the Basic Documents and to exercise such powers and perform such duties thereunder as are expressly delegated to the Administrative Agent by the terms of the Basic Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Indenture or any other Basic Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Noteholder, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Indenture or any other Basic Document or otherwise exist against the Administrative Agent.

                SECTION 11.2. Delegation of Duties. The Administrative Agent may execute any of its duties under any of the Basic Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                SECTION 11.3. Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable to any of the Noteholders for any action lawfully taken or omitted to be taken by it or such Person under or in connection with any of the Basic Documents (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Noteholders for any recitals, statements, representations or warranties made by AFC, either Seller, the Issuer, AmeriCredit, the Servicer, the Trust Collateral Agent, the Backup Servicer, or the Trustee or any officer thereof contained in any of the Basic Documents or in any certificate, report, statement or other document referred to or provided for in, or received by a Administrative Agent under or in connection with, any of the Basic Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Indenture or any of the other Basic Documents or for any failure of AFC, either Seller, the Issuer, AmeriCredit, the Servicer, the Trust Collateral Agent, the Backup Servicer, or the Trustee to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Noteholder to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any of the basic Documents, or to inspect the properties, books or records of AFC, either Seller, the Issuer, AmeriCredit, the Servicer, the Trust Collateral Agent, the Backup Servicer, or the Trustee.

                SECTION 11.4. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, written statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Administrative Agent), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any of the Basic Documents unless it shall first receive such advice or concurrence of such of the Noteholders, as specified in the related Basic Document, or otherwise as it deems appropriate, or

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

it shall first be indemnified to its satisfaction by some or all of the Noteholders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

                SECTION 11.5. Notices. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any breach of any Basic Document or the occurrence of any Event of Default unless the Administrative Agent has received notice from the Servicer, the Trustee or any Noteholder, referring to this Indenture and describing such event. In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to each Agent.

                SECTION 11.6. Non-Reliance on Administrative Agent and Other Noteholders. By its acceptance of a Note, each Noteholder expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of AFC, either Seller, the Issuer, AmeriCredit, the Servicer, the Trust Collateral Agent, the Backup Servicer or the Trustee, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Noteholder. By its acceptance of a Note, each Noteholder represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Noteholder, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of AFC, the Sellers, the Issuer, AmeriCredit, the Servicer, the Trust Collateral Agent, the Backup Servicer, the Trustee, and the Receivables and made its own decision to purchase its interest in the Notes. Each Noteholder also represents that it will, independently and without reliance upon the Administrative Agent or any other Noteholder, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under any of the Basic Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of AFC, the Sellers, the Issuer, AmeriCredit, the Servicer, the Trust Collateral Agent, the Backup Servicer, the Trustee, and the Receivables. Except for notices, reports and other documents received by the Administrative Agent under Section 5 of the Note Purchase Agreements, the Administrative Agent shall not have any duty or responsibility to provide any Noteholder with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of AFC, the Sellers, the Issuer, AmeriCredit, the Servicer, the Trust Collateral Agent, the Backup Servicer, the Trustee, and the Receivables which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

                SECTION 11.7. Indemnification. The Noteholders (other than CP Conduits (as defined in each Note Purchase Agreement)) and, with respect to CP Conduits which are also Committed Purchasers, the related Agents, agree to indemnify the Administrative Agent in its capacity as such (without limiting the obligation (if any) of AFC, either Seller, the Issuer, AmeriCredit or the Servicer to reimburse the Administrative Agent for any such amounts), ratably according to the outstanding principal balances of their Notes from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the obligations under this Indenture) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no such Noteholder or Agent shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of the Administrative Agent resulting from its own gross negligence or willful misconduct or bad faith. The agreements in this subsection shall survive the payment of the obligations under this Agreement.

                SECTION 11.8. Administrative Agent in its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from, act as underwriter for and generally engage in any kind of business with AFC, either Seller, the Issuer, AmeriCredit, the Servicer, the Trust Collateral Agent, the Backup Servicer, or the Trustee as though the Administrative Agent were not an agent hereunder. In addition, the Noteholders acknowledge that the Administrative Agent may act (i) as administrator, sponsor or agent for one or more CP Conduits and in such capacity acts and may continue to act on behalf of each such CP Conduit in connection with its business, and (ii) as the agent for certain financial institutions under the liquidity and credit enhancement agreements relating to this Indenture to which any one or more CP Conduits is party and in various other capacities relating to the business of any such CP Conduit under various agreements. The Administrative Agent, shall not, by virtue of its acting in any such other capacities, be deemed to have duties or responsibilities hereunder or be held to a standard of care in connection with the performance of its duties as Administrative Agent other than as expressly provided in this Indenture. Any Person which is Administrative Agent may act as Administrative Agent without regard to and without additional duties or liabilities arising from its role as such administrator or agent or arising from its acting in any such other capacity.

                SECTION 11.9. Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon ten days' notice to the Agents, the Trustee and the Servicer with such resignation becoming effective upon a successor agent succeeding to the rights, powers and duties of the Administrative Agent pursuant to this Section 11.9. If the Administrative Agent shall resign as Administrative Agent under this Agreement, then the Class A Majority, the Class B Majority and the Class C Majority, acting together, shall appoint from among the Agents a successor administrative agent, which successor Administrative Agent, so long as no Event of Default has occurred and is continuing, shall be reasonably acceptable to AmeriCredit. Any successor administrative agent or agent shall succeed to the rights, powers and duties of resigning Administrative Agent, and the term "Administrative Agent" shall mean such successor administrative agent or agent effective upon its appointment, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Indenture. After the retiring Administrative Agent's resignation as

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Administrative Agent, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Indenture.

                                  ARTICLE XII.

                                  Miscellaneous

                SECTION 12.1. Compliance Certificates and Opinions, etc. Upon any application or request by the Issuer to the Trustee or the Trust Collateral Agent to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee or the Trust Collateral Agent, as the case may be, (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with.

                (a) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

                (b)

                (i) Prior to the deposit of any Collateral or other property or securities with the Trust Collateral Agent that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 12.1(a) or elsewhere in this Indenture, furnish to the Trust Collateral Agent and the Administrative Agent an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

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                (ii)    Other than with respect to the release of any Purchased
        Receivables or Liquidated Receivables, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Trust Collateral Agent and the Administrative Agent an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                (iii) Notwithstanding Section 2.9 or any other provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

                SECTION 12.2. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, either Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, such Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

                SECTION 12.3.   Acts of Noteholders.

                (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

                (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Trustee.

                (c)  The ownership of Notes shall be proved by the Note
Register.

                (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

                SECTION 12.4. Notices, etc., to Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

                (a) The Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt to the Trustee at its Corporate Trust Office, or

                (b) The Issuer by the Trustee or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall deemed to have been duly given upon receipt to the Issuer addressed to:
AmeriCredit Master Trust, in care of Deutsche Bank Trust Company Delaware, E.A. Delle Donne Corporate Center, Montgomery Building, 1011 Centre Road, Suite 200, Wilmington, Delaware 19805, with a copy to Deutsche Bank Trust Company Americas, 4 Albany Street, New York, New York 10006, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Trustee by Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Trustee.

                Notices required to be given to the Rating Agencies by the Issuer, the Trustee or the Owner Trustee shall be in writing, personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested to (i) in the case of Moody's, at the following address:
Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, and
(ii) in the case of Standard & Poor's, at the following address: Standard & Poor's, A Division of The McGraw-Hill Companies, Inc., 55 Water Street, 40th Floor, New York, New York 10041, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                SECTION 12.5. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner here in provided shall conclusively be presumed to have been duly given.

                Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

                SECTION 12.6. Borrowings; Swingline Borrowings (a) Subject to the conditions set forth below and provided that no Class A Limited Amortization Amount, Class B Limited Amortization Amount or Class C Limited Amortization Amount is outstanding, on any Business Day prior to the termination of the Commitments, additional amounts may be borrowed or reborrowed by the Issuer under the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and/or the Class E Notes (a "Borrowing"). Notice of any Borrowing shall be given by the Issuer to the Trustee and the Administrative Agent before 11:00 a.m., New York City time, at least one Business Day prior to such Borrowing, and the Administrative Agent shall give notice of any such Borrowing (including a copy of the related Borrowing Notice) to the related Agents before 2:00 p.m. , New York City time, on the day it receives such notice from the Issuer. Borrowings within each Class (and Class A-1 and Class A-2 shall constitute a single class for these purposes) shall be pro rata according to the unused Commitments related to such Class. It shall be a condition to Borrowing under any Note that (i) each applicable condition to such Borrowing specified in the related Note Purchase Agreement is satisfied on the date of such Borrowing (a "Borrowing Date"), (ii) the Issuer shall have delivered to the Trustee and the Administrative Agent (A) an updated Schedule of Receivables, (B) an Officer's Certificate in substantially the form of Exhibit E hereto (a "Borrowing Base Confirmation") certifying the calculation of the Borrowing Bases as of the latest practicable date, but in no event earlier than the Business Day prior to the Borrowing Date, such calculation to be in the form set forth in the form of Servicer's Certificate attached to the Sale and Servicing Agreement and (C) an Officer's Certificate to the effect that the conditions precedent set forth herein and in the related Note Purchase Agreement shall have been satisfied, and (iii) in no event may the aggregate amount of Borrowings outstanding under any Class of Notes exceed the aggregate amount of the Commitments (as such Commitments may be increased or reduced from time to time pursuant to the related Note Purchase Agreement(s)) with respect to such Class; provided, further, that, other than Borrowings with respect to the Class S Notes pursuant to Section 12.6(b), Borrowing Dates shall occur no more frequently than twice every calendar week. The proceeds of each Borrowing shall be applied first to repay the principal amount of any outstanding Swingline Borrowing and then as the Issuer may direct.

        If either the Class D Notes or the Class E Notes have not been rated by Moody's and S&P, then the Servicer, on behalf of the Trustee, shall maintain records of all amounts borrowed and repaid on such Notes.

                (b) (i) Subject to the conditions set forth below, on any Business Day prior to the termination of the Commitments, additional amounts may be borrowed or reborrowed by the Issuer under the Class S Notes (a "Swingline Borrowing"). Notice of any Swingline Borrowing shall be given by the Issuer to the Trustee, each Class S Agent and the Administrative Agent before 10:00 a.m., New York City time, on the day of such Borrowing. It shall be a condition to a Swingline Borrowing that (i) each applicable condition to such Swingline Borrowing specified in the Class S Note Purchase Agreement is satisfied on the date of such Swingline Borrowing (a "Swingline Borrowing Date"), (ii) the Issuer shall have delivered to the Trustee and the Administrative Agent (A) an Amended Schedule of Receivables, (B) a Borrowing Base Confirmation certifying (i) the calculation of the Class S Borrowing Base as of the latest practicable date, but in no event earlier than the Business Day prior to the Borrowing Date, and (ii) that, absent such Swingline Borrowing, the Issuer would have been permitted to borrow on such Swingline Borrowing Date additional amounts under the Class A Notes, the Class B Notes and the Class C Notes pursuant to the terms hereof and of the Class A-1 Note Purchase Agreement, Class A-2 Note Purchase Agreement, the Class B Note Purchase Agreement and the Class C Note Purchase Agreement in an aggregate amount equal to or greater than the amount of the requested Swingline Borrowing and (C) an Officer's Certificate to the effect that the conditions precedent set forth herein and in the Class S Note Purchase Agreement shall have been satisfied, (iii) each holder of a Class A Commitment, Class B Commitment or Class C

Commitment shall have a short term debt rating of at least A-2 by S&P and P-2 by Moody's and (iv) in no event may the aggregate amount of Borrowings outstanding under the Class S Notes exceed the aggregate amount of the Class S Commitments (as such Commitments may be reduced from time to time pursuant to the Class S Note Purchase Agreement); provided, further, that Swingline Borrowing Dates shall occur no more frequently than two times every calendar week. The Class S Purchasers shall not be entitled to waive the conditions precedent to Swingline Borrowings set forth herein and in the Class S Note Purchase Agreement, and the Issuer agrees that it shall not be entitled to Swingline Borrowings absent satisfaction of all such conditions.

                The amount of each outstanding Swingline Borrowing shall reduce the Commitments with respect to: (i) the Class A Notes by an amount equal to (a) the product of the Class A Borrowing Percentage multiplied by the sum of the Outstanding Amount of the Class A Notes, Class B Notes, Class C Notes and Class S Notes, minus (b) the Outstanding Amount of the Class A Notes; (ii) the Class B Notes by an amount equal to (a) the product of the Class B Borrowing Percentage multiplied by the sum of the Outstanding Amount of the Class A Notes, Class B Notes, Class C Notes and Class S Notes, minus (b) the Outstanding Amount of the Class B Notes; and (iii) the Class C Notes by an amount equal to (a) the product of the Class C Borrowing Percentage multiplied by the sum of the Outstanding Amount of the Class A Notes, Class B Notes, Class C Notes and Class S Notes, minus (b) the Outstanding Amount of the Class C Notes.

                Unless the Administrative Agent otherwise consents, the amount of any proposed Swingline Borrowing shall be at least $5,000,000 and shall be an integral multiple of $1,000,000.

                With respect to each Swingline Borrowing, the Issuer agrees that pursuant to Section 12.6(a) it will request a Borrowing, the proceeds of which will be at least sufficient to repay the principal amount of such Swingline Borrowing, for funding on the earliest of (i) the first Determination Date after the related Swingline Borrowing Date, (ii) the date the Class S Principal Amount equals $100,000,000, (iii) the next Borrowing Date with respect to any of the Class A Notes, Class B Notes or Class C Notes, (iv) the date on which any Class A Commitment, Class B Commitment or Class C Commitment terminates and (v) the date on which an Event of Default occurs (on which earliest date the Issuer must repay all outstanding Swingline Borrowings). The Issuer may, at its option, request a Borrowing, the proceeds of which will be at least sufficient to repay the principal amount of such Swingline Borrowing, at any time the Class S Principal Amount equals or exceeds $40,000,000.

                Unless a Swingline Borrowing has been repaid by the Issuer (including from the proceeds of other Borrowings hereunder) by the earliest of
(i) the first Determination Date after the related Swingline Borrowing Date,
(ii) the date the Class S Principal Amount equals $100,000,000, (iii) the next Borrowing Date with respect to any of the Class A Notes, Class B Notes or Class C Notes, (iv) the date on which any Class A Commitment, Class B Commitment or Class C Commitment terminates and (v) the date on which an Event of Default occurs (on which earliest date the Issuer must repay all outstanding Swingline Borrowings), the Issuer shall be deemed to have requested a Borrowing from the holders of the Class A Notes, Class B Notes and Class C Notes in an amount sufficient to repay the principal amount of such Swingline

Borrowing plus all accrued and unpaid interest thereon. If the Issuer shall be precluded from making any such Borrowing, the holders of the Class A Notes, Class B Notes and Class C Notes shall make a purchase, in accordance with the terms of the related Note Purchase Agreement, from the Class S Noteholders in the respective amounts set forth in the last sentence of this paragraph for an aggregate purchase price equivalent to the amount of such Borrowing. By accepting delivery of the Class A Notes, Class B Notes and Class C Note, the Class A Noteholders, Class B Noteholders and Class C Noteholders are deemed to have agreed to advance such Borrowings (or make such purchases) from time to time in accordance with the terms hereof and of the applicable Note Purchase Agreement. In such event, the Administrative Agent shall give written notice to the Class A-1 Agents, Class A-2 Agents, Class B Agents, Class C Agents and Class S Agents, which notice shall include (i) the date on which such Borrowing (or purchase and sale) is to occur, which shall be a Business Day (the "Swingline Purchase Date") and (ii) the amount of such Swingline Borrowing (plus all accrued and unpaid interest thereon). Such notice shall be given not later than 2:00 p.m. (New York City time) on the Business Day prior to the Swingline Purchase Date. Following receipt by such Agents, the Class A Noteholders, Class B Noteholders and Class C Noteholders shall fund, in accordance with the terms of the related Note Purchase Agreement, a Borrowing (or purchase a portion of the principal amount of such Swingline Borrowing and all interest accrued thereon) on the applicable Swingline Purchase Date in the following respective amounts: (a) the lesser of (i) the Class A Swingline Allocation on such date and
(ii) the amount of such Swingline Borrowing, (b) the lesser of (i) the Class B Swingline Allocation on such date and (ii) the amount of such Swingline Borrowing minus the amount determined pursuant to clause (a), and (c) the lesser of (i) the Class C Swingline Allocation on such date and (ii) the amount of such Swingline Borrowing minus the sum of the amounts determined pursuant to clauses
(a) and (b), provided, that if the amount of such Swingline Borrowing exceeds the sum of the amounts determined pursuant to clauses (a), (b) and (c), the Class A Noteholders, Class B Noteholders and Class C Noteholders shall fund (or purchase) such excess pro rata based on the Class A Swingline Allocation on the Swingline Borrowing Date, the Class B Swingline Allocation on the Swingline Borrowing Date and the amount of the Swingline Borrowing minus the Class A Swingline Allocation and the Class B Swingline Allocation on the Swingline Borrowing Date, respectively.

                Before 2:00 p.m. (New York City time) on each Swingline Purchase Date, each purchasing Noteholder shall make the purchase price for its pro rata share of the applicable Swingline Borrowing available to the Administrative Agent by wire transfer of immediately available funds. Subject to the Administrative Agent's receipt of such funds, the Administrative Agent will not later than 4:00 p.m. (New York City time) on such Swingline Purchase Date make such funds available, in the same type of funds received, by wire transfer thereof to the selling Class S Noteholders.

                Subject to the terms and conditions set forth in the applicable Note Purchase Agreement, the obligation of each holder of a Class A Note, the Class B Note or the Class C Note to purchase Swingline Borrowings pursuant to this Section 12.6(b) shall be absolute, irrevocable and unconditional, and not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Noteholder or the Issuer may have against the Class S Noteholders, the Issuer, either Seller, the Servicer, the Trustee, the

Administrative Agent or any other Person for any reason whatsoever, (ii) the occurrence or continuance of any Default or Event of Default (including the occurrence of any Insolvency Event with respect to the Issuer), (iii) any Borrowing Base Deficiency or any adverse change in the Collateral or in the condition (financial or other) of the Issuer, either Seller or the Servicer,
(iv) any breach of this Indenture or any Basic Document by the Issuer, either Seller, the Servicer, the Trust Collateral Agent, the Custodian, the Backup Servicer, the Administrative Agent or the Trustee, (v) the failure of the conditions set forth in any Note Purchase Agreement to have been or to be satisfied, or (vii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                The Administrative Agent shall give prompt notice to the Issuer of each purchase of Swingline Borrowings pursuant to this Section 12.6(b).

                SECTION 12.7. Additional Commitments; Reallocation of Certain Commitments. (a) The Issuer may from time to time, subject to the conditions set forth in the a Note Purchase Agreement, supplement such Note Purchase Agreement to provide for additional Commitments with respect to the Class of Notes related thereto. On the date of any such supplement, the Issuer shall execute and deliver to the Trustee for authentication, additional notes in a maximum principal amount equal to the amount of such additional Commitments. If on any Additional Issuance Date for any Class of Notes, the aggregate outstanding principal balance of such Notes exceeds zero, then the person to whom such additional Notes are issued shall make an advance (which shall constitute an Additional Class A-1 Principal Amount, an Additional Class A-2 Principal Amount, an Additional Class B Principal Amount, an Additional Class C Principal Amount, an Additional Class D Principal Amount or an Additional Class E Principal Amount, as the case may be) to the Administrative Agent, for pro rata distribution to the other holders of the Notes of such Class (and Class A-1 and Class A-2 shall constitute a single class for these purposes), an amount such that, after giving effect to such distribution, the outstanding principal balance of each Note of such Class shall be proportionate to the related Commitment with respect to such Note.

                (b) Without the consent of any other Noteholder, the Class A Commitment of any Committed Purchaser (as defined in a Class A Note Purchase Agreement) and/or the Class B Commitment of any Committed Purchaser (as defined in the Class B Note Purchase Agreement) may be reallocated at any time to be a Commitment with respect to any other Class of Notes subordinate to the Class of Notes to which such commitment originally applied if such Committed Purchaser and the Issuer mutually agree to such reallocation.

                SECTION 12.8. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                SECTION 12.9. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors. All agreements of the Trust Collateral Agent in this Indenture shall bind its successors.

                SECTION 12.10. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                SECTION 12.11. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date an which nominally due, and no interest shall accrue for the period from and after any such nominal date.

                SECTION 12.12. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

                SECTION 12.13. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                SECTION 12.14. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Trustee or the Trust Collateral Agent under this Indenture.

                SECTION 12.15. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, AFC, the Servicer, the Owner Trustee, the Trust Collateral Agent or the Trustee on the Notes or under this Indenture, any other Basic Document or any certificate or other writing delivered in connection herewith or therewith, against (i) AFC, the Servicer, the Trustee, the Trust Collateral Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of AFC, the Servicer, the Trustee, the Trust Collateral Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, AFC, the Servicer, the Owner Trustee, the Trust Collateral Agent or the Trustee or of any successor or assign of AFC, the Servicer, the Trustee, the Trust Collateral Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee, the Trust Collateral Agent and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

                SECTION 12.16. No Petition. The Trustee and the Trust Collateral Agent, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against AFC, or the Issuer, or join in any institution against AFC, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

                SECTION 12.17. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Trustee, of any Agent or of the Administrative Agent, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Trustee's business or that of its affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Trustee or an affiliate or an officer, director, employer or shareholder thereof is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by the Indenture approved in advance by the Servicer or the Issuer or (E) to any independent or internal auditor, agent, employee or attorney of the Trustee having a need to know the same, provided that the Trustee advises such recipient of the confidential nature of the information being disclosed, or (iii) any other disclosure authorized by the Servicer or the Issuer.

                SECTION 12.18. Effectiveness of Amendment and Restatement. The amendment and restatement of this Indenture set forth herein shall become effective as of the date hereof upon receipt by the Trustee of counterparts of this Indenture (whether by facsimile or otherwise) executed by each of the other parties hereto and of evidence that Noteholders representing all of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders have approved such amendment and restatement, receipt by the Trustee of an opinion of counsel satisfying the requirements of Section 9.3 of the Indenture, and satisfaction of the Rating Agency Condition.

                SECTION 12.19. Class D and Class E Note Proceeds. Notwithstanding any provision of this Indenture, including Section 3.13 hereof, to the contrary, the Issuer may apply the proceeds of the issuance of any Class D Notes or Class E Notes to repay the outstanding principal amount of, and accrued interest on, outstanding Class D Notes and/or Class E Notes or to repay some or all of the outstanding principal amount of another Class or Classes of Notes (including the payment of any Limited Amortization Amount with respect to such Class or Classes) so long as, after giving effect to such repayment, no Borrowing Base Deficiency exists.

                            [SIGNATURE PAGE FOLLOWS]

                IN WITNESS WHEREOF, the Issuer, the Trustee and the Administrative Agent have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                         AMERICREDIT MASTER TRUST,

                         By:   DEUTSCHE BANK TRUST COMPANY
                         DELAWARE, not in its individual capacity but solely as Owner Trustee

                         By:
                            -------------------------------------------
                         Name:
                         Title:

                         BANK ONE, NA,
                         not in its individual capacity but solely as Trustee and Trust Collateral Agent

                         By:
                            -------------------------------------------
                         Name:
                         Title:

                         DEUTSCHE BANK TRUST COMPANY AMERICAS,
                          as Administrative Agent

                         By:
                            -------------------------------------------
                         Name:
                         Title:

                         By:
                            -------------------------------------------
                         Name:
                         Title:

Effective as of the date hereof, the undersigned hereby resigns as Administrative Agent under the
Indenture:

DEUTSCHE BANK AG, NEW YORK BRANCH,

By:
   ---------------------------------------------
Name:
Title:

By:
   ---------------------------------------------
Name:
Title:

                                   [Indenture]

                SCHEDULE 2

                UPDATED: EFFECTIVE NOVEMBER 5, 2003

                "Class A Credit Score Enhancement Rate", "Class B Credit Score Enhancement Rate" and "Class C Credit Score Enhancement Rate" shall be determined pursuant to Option A or Option B, as elected by the Issuer from time to time. The Issuer shall notify the Indenture Trustee in writing in advance of which such option it has elected and of any change in such election.

                OPTION A:

                "Class A Credit Score Enhancement Rate" means, as of any date, the sum of (1) the Step-Up Percentage and (2) the greater of (a) 18.50% and (b) the percentage set forth in the following table opposite the Net Spread as of such date in the column in which the weighted average AmeriCredit Score for the Eligible Receivables as of such date appears:

CLASS A                                      Weighted Average AmeriCredit Score

                   220-224          225 to 229       230-234         235-239          240-244          245+
Net Spread
**  9.0%                44.90%           50.10%           47.50%          55.70%           31.70%

**  8.5% and
*** 9.0%                45.80%           52.75%           49.10%          60.30%           38.20%

**  8.0% and
*** 8.5%                47.75%           54.35%           49.70%          60.60%           42.95%

**  7.5% and
*** 8.0%                54.30%           55.75%           50.15%          61.85%           43.40%

**  7.0% and
*** 7.5%                54.20%           55.90%           50.60%          65.70%           46.00%

**  6.5% and
*** 7.0%                58.80%           57.55%           52.00%          69.30%           49.60%

**  6.0% and
*** 6.5%                60.90%           59.95%           54.50%          73.90%           54.20%

**  5.5% and
*** 6.0%                67.50%           61.35%           54.40%          75.65%           55.70%

                "Class B Credit Score Enhancement Rate" means, as of any date, the sum of (1) the Step-Up Percentage and (2) the greater of (a) 15.00% and (b) the percentage set forth in the following table opposite the Net Spread as of such date in the column in which the weighted average AmeriCredit Score for the Eligible Receivables as of such date appears:

CLASS B                                      Weighted Average AmeriCredit Score

                   220-224          225 to 229       230-234         235-239          240-244          245+
Net Spread
**  9.0%                37.50%           47.25%           44.00%          52.70%           28.20%

**  8.5% and
*** 9.0%                38.50%           48.75%           45.10%          57.30%           34.20%

**  8.0% and
*** 8.5%                40.45%           50.35%           45.70%          57.60%           38.95%

**  7.5% and
*** 8.0%                45.10%           51.00%           46.60%          58.10%           39.90%

**  7.0% and
*** 7.5%                47.20%           51.90%           46.60%          61.70%           43.00%

**  6.5% and
*** 7.0%                48.80%           52.80%           48.00%          65.30%           45.60%

**  6.0% and
*** 6.5%                51.90%           53.70%           49.00%          69.90%           49.20%

**  5.5% and
*** 6.0%                54.50%           54.10%           49.90%          71.65%           50.70%

                "Class C Credit Score Enhancement Rate" means, as of any date, the sum of (1) the Step-Up Percentage and (2) the greater of (a) 8.50% and (b) the percentage set forth in the following table opposite the Net Spread as of such date in the column in which the weighted average AmeriCredit Score for the Eligible Receivables as of such date appears:

CLASS C                                      Weighted Average AmeriCredit Score
                   220-224          225 to 229       230-234         235-239          240-244          245+
Net Spread
**  9.0%                23.00%           18.50%           15.00%          11.70%           10.20%

**  8.5% and
*** 9.0%                24.00%           19.25%           15.60%          12.30%           10.20%

**  8.0% and
*** 8.5%                24.70%           20.00%           16.70%          13.10%           10.35%

**  7.5% and
*** 8.0%                24.60%           21.00%           17.60%          14.10%           11.40%

**  7.0% and
*** 7.5%                25.20%           21.90%           18.60%          14.70%           12.00%

**  6.5% and
*** 7.0%                25.80%           22.80%           19.00%          15.30%           12.60%

**  6.0% and
*** 6.5%                26.40%           23.70%           20.00%          15.90%           13.20%

**  5.5% and
*** 6.0%                27.00%           24.60%           21.20%          16.65%           14.00%

**  Greater Than
*** Less Than or Equal to

                OPTION B:

                "Class A Credit Score Enhancement Rate" means, as of any date, the sum of (1) the Step-Up Percentage and (2) the greater of (a) 18.50% and (b) the percentage set forth in the following table opposite the Net Spread as of such date in the column in which the weighted average AmeriCredit Score for the Eligible Receivables as of such date appears:

CLASS A                                      Weighted Average AmeriCredit Score

                   220-224          225 to 229       230-234         235-239          240-244          245+
Net Spread
**  9.0%                39.85%           38.20%           37.50%          40.65%           25.65%

**  8.5% and
*** 9.0%                40.20%           41.00%           40.50%          42.85%           29.90%

**  8.0% and
*** 8.5%                41.40%           42.50%           41.25%          43.45%           32.35%

**  7.5% and
*** 8.0%                44.85%           44.25%           42.05%          44.45%           32.30%

**  7.0% and
*** 7.5%                44.20%           43.50%           43.00%          45.15%           33.00%

**  6.5% and
*** 7.0%                48.70%           45.00%           43.00%          46.85%           35.70%

**  6.0% and
*** 6.5%                49.65%           48.25%           45.50%          48.30%           38.40%

**  5.5% and
*** 6.0%                55.35%           50.00%           44.50%          49.15%           38.50%

                "Class B Credit Score Enhancement Rate" means, as of any date, the sum of (1) the Step-Up Percentage and (2) the greater of (a) 15.00% and (b) the percentage set forth in the following table opposite the Net Spread as of such date in the column in which the weighted average AmeriCredit Score for the Eligible Receivables as of such date appears:

CLASS B                                      Weighted Average AmeriCredit Score

                   220-224          225 to 229       230-234         235-239          240-244          245+
Net Spread
**  9.0%                32.45%           35.35%           34.00%          37.65%           22.15%

**  8.5% and
*** 9.0%                32.90%           37.00%           36.50%          39.85%           25.90%

**  8.0% and
*** 8.5%                34.10%           38.50%           37.25%          40.45%           28.35%

**  7.5% and
*** 8.0%                35.65%           39.50%           38.50%          40.70%           28.80%

**  7.0% and
*** 7.5%                37.20%           39.50%           39.00%          41.15%           30.00%

**  6.5% and
*   7.0%                38.70%           40.25%           39.00%          42.85%           31.70%

**  6.0% and
*** 6.5%                40.65%           42.00%           40.00%          44.30%           33.40%

**  5.5% and
*** 6.0%                42.35%           42.75%           40.00%          45.15%           33.50%

*   Less Than
**  Greater Than
*** Less Than or Equal to

                "Class C Credit Score Enhancement Rate" means, as of any date, the sum of (1) the Step-Up Percentage and (2) the greater of (a) 8.50% and (b) the percentage set forth in the following table opposite the Net Spread as of such date in the column in which the weighted average AmeriCredit Score for the Eligible Receivables as of such date appears:

CLASS C                                      Weighted Average AmeriCredit Score

                   220-224          225 to 229       230-234         235-239          240-244          245+
Net Spread
** 9.0%                 25.00%           21.35%           17.00%          13.65%           11.90%

** 8.5% and
*** 9.0%                26.50%           22.00%           17.50%          14.35%           11.90%

** 8.0% and
*** 8.5%                27.00%           22.50%           18.25%          15.65%           12.15%

** 7.5% and
*** 8.0%                27.75%           23.50%           19.00%          16.10%           13.30%

** 7.0% and
*** 7.5%                28.00%           24.50%           20.00%          17.15%           14.00%

** 6.5% and
*** 7.0%                28.50%           25.25%           21.00%          17.85%           14.70%

** 6.0% and
*** 6.5%                29.25%           26.00%           22.00%          18.55%           15.40%

** 5.5% and
*** 6.0%                29.75%           26.75%           23.00%          19.35%           16.50%

                "Class D Credit Score Enhancement Rate" shall have the meaning, if any, set forth in a supplement or amendment to the Indenture.

**  Greater Than
*** Less Than or Equal to

                "Class E Credit Score Enhancement Rate" shall have the meaning, if any, set forth in a supplement or amendment to the Indenture.

                                   SCHEDULE 3

                       SEASONING            CUMULATIVE NET LOSS
                       IN MONTHS                   RATIO
               -------------------------- -----------------------
                           1                       3.00%
                           2                       3.00%
                           3                       3.00%
                           4                       4.00%
                           5                       4.00%
                           6                       4.00%
                           7                       5.50%
                           8                       5.50%
                           9                       5.50%
                          10                       7.00%
                          11                       7.00%
                          12                       7.00%
                          13                       8.75%
                          14                       8.75%
                          15                       8.75%
                          16                      10.75%
                          17                      10.75%
                          18                      10.75%
                          19                      12.70%
                          20                      12.70%
                          21                      12.70%
                          22                      14.25%
                          23                      14.25%
                          24                      14.25%
                          25                      15.50%
                          26                      15.50%
                          27                      15.50%
                          28                      16.75%
                          29                      16.75%
                          30                      16.75%
                          31                      17.50%
                          32                      17.50%
                          33                      17.50%
                          34                      18.50%
                          35                      18.50%
                          36                      18.50%
                          37                      19.25%
                          38                      19.25%
                          39                      19.25%
                          40                      19.25%
                          41                      19.25%
                          42                      19.25%
                          43                      19.25%
                          44                      19.25%
                          45                      19.25%
                          46                      19.25%
                          47                      19.25%
                          48                      19.25%
                          49                      19.25%
                          50                      19.25%
                          51                      19.25%
                          52                      19.25%
                          53                      19.25%
                          54                      19.25%
                          55                      19.25%
                          56                      19.25%
                          57                      19.25%
                          58                      19.25%
                          59                      19.25%
                          60                      19.25%

                                   SCHEDULE 4

                                APPROVED TRUSTEES

The Bank of New York

The Chase Manhattan Bank / JPMorgan Chase Bank

State Street Bank and Trust Company

Deutsche Banc Alex. Brown

Lehman Brothers

U.S. Bank National Association

Wells Fargo Bank Minnesota, National Association

Manufacturers and Traders Trust Company

Deutsche Bank Trust Company Americas

HSBC Bank, USA

                                     ANNEX B

                  REPRESENTATIONS AND WARRANTIES OF THE ISSUER

Representations and Warranties Regarding the Receivables:

1. Security Interest in Financed Vehicle. This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of the Trust Collateral Agent, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the related Seller. The Issuer owns and has good and marketable title to the Receivables free and clear of any Lien (other than the Lien in favor of the Trust Collateral Agent), claim or encumbrance of any Person.

2. All Filings Made. The Issuer has taken all steps necessary to perfect the Trust Collateral Agent's security interest in the property securing the Receivables, and caused, within ten days after the Closing Date, the filing of all appropriate financing statements in the proper filing office in the State of Delaware under applicable law in order to perfect the security interest in the Receivables granted to the Trust Collateral Agent hereunder.

3. No Impairment. The Issuer has not done anything to convey any right to any Person that would result in such Person having a right to payment due under the Receivable or otherwise to impair the rights of the Trustee, the Trust Collateral Agent and the Noteholders in any Receivable or the proceeds thereof. Other than the security interest granted to the Trust Collateral Agent pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables other than any financing statement relating to the security interest granted to the Trust Collateral Agent hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against it.

4. Chattel Paper. The Receivables constitute chattel paper within the meaning of the UCC as in effect in the States of Texas, New York and Delaware.

5. Good Title. Immediately prior to the pledge of the Receivables to the Trust Collateral Agent pursuant to this Indenture, the Issuer was the sole owner thereof and had good and indefeasible title thereto, free of any Lien and, upon execution and delivery of this Agreement, the Issuer shall continue to have good and indefeasible title to and will be the sole owner of such Receivables, free of any Lien other than the Lien in favor of the Trust Collateral Agent. No Dealer or Third-Party Lender has a participation in, or other right to receive, proceeds of any Receivable. The Issuer has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements, Auto Loan Purchase and Sale Agreements, Dealer Assignments or Third-Party Lender Assignments or to payments due under such Receivables.

6. Possession of Original Notes. The Servicer, as Custodian on behalf of the Issuer, has in its possession all original copies of the contracts that constitute or evidence the Receivables.

                                Table of Contents

                                                                                        Page
                                                                                        ----
ARTICLE I.    DEFINITIONS AND INCORPORATION BY REFERENCE....................................2

     SECTION 1.1.    Definitions............................................................2
     SECTION 1.2.    Rules of Construction..................................................2

ARTICLE II.   THE NOTES.....................................................................3

     SECTION 2.1.    Form  3
     SECTION 2.2.    Execution, Authentication and Delivery.................................3
     SECTION 2.3.    Temporary Notes........................................................4
     SECTION 2.4.    Registration; Registration of Transfer and Exchange....................4
     SECTION 2.5.    Mutilated, Destroyed, Lost or Stolen Notes.............................6
     SECTION 2.6.    Persons Deemed Owner...................................................7
     SECTION 2.7.    Payment of Principal and Interest......................................7
     SECTION 2.8.    Cancellation...........................................................8
     SECTION 2.9.    Release of Collateral..................................................8
     SECTION 2.10.   Book-Entry Notes......................................................10
     SECTION 2.11.   Notices to Clearing Agency............................................11
     SECTION 2.12.   Definitive Notes......................................................11
     SECTION 2.13.   Subordination.........................................................12

ARTICLE III.  COVENANTS....................................................................14

     SECTION 3.1.    Payment of Principal and Interest.....................................14
     SECTION 3.2.    Maintenance of Office or Agency.......................................14
     SECTION 3.3.    Money for Payments to be Held in Trust................................15
     SECTION 3.4.    Existence.............................................................16
     SECTION 3.5.    Protection of Trust Estate............................................16
     SECTION 3.6.    Opinions as to Trust Estate...........................................17
     SECTION 3.7.    Performance of Obligations; Servicing of Receivables..................17
     SECTION 3.8.    Negative Covenants....................................................18
     SECTION 3.9.    Annual Statement as to Compliance.....................................19
     SECTION 3.10.   Issuer May Consolidate, Etc. Only on Certain Terms....................19
     SECTION 3.11.   Successor or Transferee...............................................21
     SECTION 3.12.   No Other Business.....................................................22
     SECTION 3.13.   No Borrowing..........................................................22
     SECTION 3.14.   Servicer's Obligations................................................22
     SECTION 3.15.   Guarantees, Loans, Advances and Other Liabilities.....................22
     SECTION 3.16.   Capital Expenditures..................................................22
     SECTION 3.17.   Compliance with Laws..................................................22
     SECTION 3.18.   Restricted Payments...................................................22
     SECTION 3.19.   Notice of Events of Default...........................................23
     SECTION 3.20.   Further Instruments and Acts..........................................23
     SECTION 3.21.   Amendments of Sale and Servicing Agreement and Trust Agreement........23
     SECTION 3.22.   Income Tax Characterization...........................................23
     SECTION 3.23.   Interest Rate Hedges..................................................23
     SECTION 3.24.   Ratings Reaffirmations................................................24
     SECTION 3.25.   Tangible Net Worth....................................................24
     SECTION 3.26.   Change in Name or Jurisdiction of Organization........................24
     SECTION 3.27.   Limitation on Transactions with Affiliates............................24
     SECTION 3.28.   Limitation on Investments.............................................24
     SECTION 3.29.   Borrowing Base Confirmation...........................................24

                                Table of Contents

                                   (continued)

                                                                                                        Page
                                                                                                        ----
ARTICLE IV.   SATISFACTION AND DISCHARGE...................................................................25

     SECTION 4.1.    Satisfaction and Discharge of Indenture...............................................25
     SECTION 4.2.    Application of Trust Money............................................................26
     SECTION 4.3.    Repayment of Moneys Held by Note Paying Agent.........................................26

ARTICLE V.    REMEDIES.....................................................................................26

     SECTION 5.1.    Events of Default.....................................................................26
     SECTION 5.2.    Rights Upon Event of Default..........................................................30
     SECTION 5.3.    Collection of Indebtedness and Suits for Enforcement by Trustee.......................31
     SECTION 5.4.    Remedies..............................................................................34
     SECTION 5.5.    Optional Preservation of the Receivables..............................................35
     SECTION 5.6.    Priorities............................................................................35
     SECTION 5.7.    [Reserved]............................................................................35
     SECTION 5.8.    Unconditional Rights of Noteholders to Receive Principal and Interest.................35
     SECTION 5.9.    Restoration of Rights and Remedies....................................................35
     SECTION 5.10.   Rights and Remedies Cumulative........................................................35
     SECTION 5.11.   Delay or Omission not a Waiver........................................................36
     SECTION 5.12.   Control by Noteholders................................................................36
     SECTION 5.13.   Waiver of Past Defaults...............................................................36
     SECTION 5.14.   [Reserved]............................................................................37
     SECTION 5.15.   Waiver of Stay or Extension Laws......................................................37
     SECTION 5.16.   Action on Notes.......................................................................37
     SECTION 5.17.   Performance and Enforcement of Certain Obligations....................................37

ARTICLE VI.   THE TRUSTEE AND THE TRUST COLLATERAL AGENT...................................................38

     SECTION 6.1.    Duties of Trustee.....................................................................38
     SECTION 6.2.    Rights of Trustee.....................................................................39
     SECTION 6.3.    Individual Rights of Trustee..........................................................41
     SECTION 6.4.    Trustee's Disclaimer..................................................................41
     SECTION 6.5.    Conflicting Instructions..............................................................41
     SECTION 6.6.    Reports by Trustee to Holders.........................................................41
     SECTION 6.7.    Compensation and Indemnity............................................................41
     SECTION 6.8.    Replacement of Trustee................................................................42
     SECTION 6.9.    Successor Trustee by Merger...........................................................43
     SECTION 6.10.   Appointment of Co-Trustee or Separate Trustee.........................................44
     SECTION 6.11.   Eligibility; Disqualification.........................................................45
     SECTION 6.12.   Appointment and Powers................................................................45
     SECTION 6.13.   Performance of Duties.................................................................46
     SECTION 6.14.   Limitation on Liability...............................................................46
     SECTION 6.15.   Reliance Upon Documents...............................................................46
     SECTION 6.16.   Successor Trust Collateral Agent......................................................47
     SECTION 6.17.   Compensation..........................................................................48
     SECTION 6.18.   Representations and Warranties of the Trust Collateral Agent and the Issuer...........48
     SECTION 6.19.   Waiver of Setoffs.....................................................................49
     SECTION 6.20.   Control by the Trustee................................................................49

                                Table of Contents

                                   (continued)

                                                                                                        Page
                                                                                                        ----
ARTICLE VII.  NOTEHOLDERS' LISTS AND REPORTS...............................................................49

     SECTION 7.1.    Issuer to Furnish to Trustee Names and Addresses of Noteholders.......................49
     SECTION 7.2.    Preservation of Information...........................................................49

ARTICLE VIII. ACCOUNTS, DISBURSEMENTS AND RELEASES.........................................................49

     SECTION 8.1.    Collection of Money...................................................................49
     SECTION 8.2.    Release of Trust Estate...............................................................50
     SECTION 8.3.    Opinion of Counsel....................................................................50

ARTICLE IX.   SUPPLEMENTAL INDENTURES......................................................................51

     SECTION 9.1.    Supplemental Indentures Without Consent of Noteholders................................51
     SECTION 9.2.    Supplemental Indentures with Consent of Noteholders...................................51
     SECTION 9.3.    Execution of Supplemental Indentures..................................................53
     SECTION 9.4.    Effect of Supplemental Indenture......................................................53
     SECTION 9.5.    Reference in Notes to Supplemental Indentures.........................................54

ARTICLE X.    REDEMPTION OF NOTES..........................................................................54

     SECTION 10.1.   Redemption............................................................................54
     SECTION 10.2.   Form of Redemption Notice.............................................................54
     SECTION 10.3.   Notes Payable on Redemption Date......................................................55
     SECTION 10.4.   Limited Amortization..................................................................55

ARTICLE XI.   THE ADMINISTRATIVE AGENT.....................................................................55

     SECTION 11.1.   Appointment...........................................................................55
     SECTION 11.2.   Delegation of Duties..................................................................56
     SECTION 11.3.   Exculpatory Provisions................................................................56
     SECTION 11.4.   Reliance by Administrative Agent......................................................56
     SECTION 11.5.   Notices...............................................................................57
     SECTION 11.6.   Non-Reliance on Administrative Agent and Other Noteholders............................57
     SECTION 11.7.   Indemnification.......................................................................57
     SECTION 11.8.   Administrative Agent in its Individual Capacity.......................................58
     SECTION 11.9.   Successor Administrative Agent........................................................58

ARTICLE XII.  MISCELLANEOUS................................................................................59

     SECTION 12.1.   Compliance Certificates and Opinions, Etc.............................................59
     SECTION 12.2.   Form of Documents Delivered to Trustee................................................60
     SECTION 12.3.   Acts of Noteholders...................................................................61
     SECTION 12.4.   Notices, Etc., to Trustee, Issuer and Rating Agencies.................................61
     SECTION 12.5.   Notices to Noteholders; Waiver........................................................62
     SECTION 12.6.   Borrowings; Swingline Borrowings......................................................62
     SECTION 12.7.   Additional Commitments; Reallocation of Certain Commitments...........................66
     SECTION 12.8.   Effect of Headings and Table of Contents..............................................66
     SECTION 12.9.   Successors and Assigns................................................................66
     SECTION 12.10.  Separability..........................................................................67
     SECTION 12.11.  Legal Holidays........................................................................67

                                Table of Contents

                                   (continued)

                                                                                                        Page
                                                                                                        ----
     SECTION 12.12.  Governing Law.........................................................................67
     SECTION 12.13.  Counterparts..........................................................................67
     SECTION 12.14.  Recording of Indenture................................................................67
     SECTION 12.15.  Trust Obligation......................................................................67
     SECTION 12.16.  No Petition...........................................................................68
     SECTION 12.17.  Inspection............................................................................68
     SECTION 12.18.  Effectiveness of Amendment and Restatement............................................68
     SECTION 12.19.  Class D and Class E Note Proceeds.....................................................68

Exhibits

     EXHIBIT A-1     Form of Class A-1 Note
     EXHIBIT A-2     Form of Class A-2 Note
     EXHIBIT A-3     Form of Class S Note
     EXHIBIT A-4     Form of Class B Note
     EXHIBIT A-5     Form of Class C Note
     EXHIBIT A-6     Form of Class D Note
     EXHIBIT A-7     Form of Class E Note
     EXHIBIT B       Form of Interest Rate Hedge Assignment Acknowledgment
     EXHIBIT C       Form of Interest Rate Cap
     EXHIBIT D       Form of Transfer Request
     EXHIBIT E       Form of Borrowing Base Confirmation

SCHEDULES

     SCHEDULE 1      Approved Hedge Counterparties
     SCHEDULE 2      Class Credit Score Enhancement Rate
     SCHEDULE 3      Cumulative Net Loss Ratio Triggers
     SCHEDULE 4      Approved Trustees

ANNEX

     ANNEX A         Defined Terms
     ANNEX B         Issuer Representations